Exhibit 99.2

Chubb Limited

Financial Supplement

for the Quarter Ended September 30, 2018

Investor Contacts

Karen Beyer: (212) 827-4445

Helen M. Wilson: (441) 299-9283

email: investorrelations@chubb.com

This report is for informational purposes only. It should be read in conjunction with documents filed by Chubb Limited with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

Cautionary Statement Regarding Forward-Looking Statements

Any forward-looking statements made in this financial supplement reflect Chubb Limited’s current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve risks and uncertainties which may cause actual results to differ materially from as indicated by such statements. For example, forward-looking statements related to financial performance, including exposures, reserves and recoverables, could be affected by the frequency and severity of unpredictable catastrophic events, actual loss experience, uncertainties in the reserving or settlement process, currency exchange fluctuations, new theories of liability, judicial, legislative, regulatory and other governmental developments, litigation tactics and developments, investigation developments and actual settlement terms, the amount and timing of reinsurance receivable, credit developments among reinsurers, and activities and expenses related to our post-acquisition integration of The Chubb Corporation.

Our forward-looking statements could also be affected by competition, pricing and policy term trends, market acceptance, changes in demand, actual market developments, rating agency action, possible terrorism or the outbreak and effects of war. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Chubb Limited

Financial Supplement Table of Contents

		Page
I.	Financial Highlights
	- Consolidated Financial Highlights	1 - 2

II.	Consolidated Results
	- Consolidated Statement of Operations	3
	- P&C Results—Consecutive Quarters	4
	- Global P&C Results—Consecutive Quarters	5
	- Catastrophe Losses	6
	- Summary Consolidated Balance Sheets	7
	- Line of Business	8
	- Consolidated Results by Segment	9 - 12

III.	Segment Results
	- North America Commercial P&C Insurance	13
	- North America Personal P&C Insurance	14
	- North America Agricultural Insurance	15
	- Overseas General Insurance	16 - 17
	- Global Reinsurance	18
	- Life Insurance	19
	- Corporate	20

IV.	Balance Sheet Details
	- Loss Reserve Rollforward	21
	- Reinsurance Recoverable Analysis	22
	- Investment Portfolio	23 - 26
	- Net Realized and Unrealized Gains (Losses)	27 - 28
	- Debt and Capital	29
	- Computation of Basic and Diluted Earnings Per Share	30
	- Book Value and Book Value per Common Share	31

V.	Other Disclosures
	- Non-GAAP Financial Measures	32 - 38
	- Glossary	39

The 2017 gross premiums written and net premiums written amounts for the North America Commercial P&C Insurance and Overseas General Insurance segments have been revised to reflect the transfer of certain multinational accounts between these segments to better align the reporting with the management of these businesses in 2018. The North America Commercial P&C Insurance segment transfers to (from) Overseas General Insurance segment in 2017 were: $12 million for Q1, $1 million for Q2, $3 million for Q3 and ($7) million for Q4. There is no impact on a consolidated basis.

Chubb Limited

Consolidated Financial Highlights—Quarter

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Note: All dollar amounts in the Financial Supplement are rounded. However, percent changes and ratios are calculated using whole dollars. Accordingly, calculations using rounded dollars may differ.

				% Change ex		Constant $	C$ % Change ex
			% Change	Merger Actions (1)		% Change	Merger Actions (1)
	Three months ended September 30		3Q-18 vs.	3Q-18 vs.	Constant $	3Q-18 vs.	3Q-18 vs.
	2018	2017	3Q-17	3Q-17	2017	3Q-17	3Q-17

Gross premiums written	$10,054	$9,710	3.5%		$9,684	3.8%
Net premiums written	$8,110	$7,902	2.6%		$7,874	3.0%
P&C net premiums written	$7,546	$7,363	2.5%	2.9%	$7,337	2.8%	3.3%
Global P&C net premiums written	$6,662	$6,437	3.5%	4.0%	$6,411	3.9%	4.4%
Net premiums earned	$7,908	$7,807	1.3%		$7,781	1.6%
Net investment income	$823	$813	1.3%		$810	1.5%
Adjusted net investment income	$883	$893	-1.1%		$890	-0.9%
Core operating income (loss)	$1,122	$(60)	NM		$(64)	NM
Net income (loss)	$1,231	$(70)	NM
Operating cash flow	$1,700	$1,771
P&C combined ratio
Loss and loss expense ratio	63.6%	83.4%
Policy acquisition costs and administrative expense ratio	27.3%	27.4%

Combined ratio	90.9%	110.8%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	61.1%	61.3%
CAY policy acquisition costs and administrative expense ratio ex Cats	27.1%	27.2%

CAY combined ratio ex Cats	88.2%	88.5%
ROE	9.7%	-0.6%
Core operating return on equity (ROE)	8.7%	-0.5%
Effective tax rate (2)	12.9%	54.7%
Core operating effective tax rate (2)	14.1%	50.9%
Diluted earnings per share
Net income (loss) (3)	$2.64	$(0.15)	NM
Core operating income (loss) (3)	$2.41	$(0.13)	NM
Weighted average basic common shares outstanding	463.0	466.4
Weighted average diluted common shares outstanding (3)	466.0	466.4

(1)	Consolidated and P&C net premiums written were adversely impacted by merger-related actions of $32 million in Q3 2018.
(2)	For 2017, the effective tax rate reflects an income tax benefit as a result of pre-tax loss and pre-tax core operating loss.
(3)

For the three months ended September 30, 2017, weighted-average shares outstanding used in calculating net loss and core operating loss per share excludes the effect of dilutive securities of 3,820,673 shares. In periods where a net loss or core operating loss is recognized, inclusion of incremental dilution is antidilutive.

Financial Highlights - QTR	Page 1

Chubb Limited

Consolidated Financial Highlights—Year To Date

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

				% Change ex		Constant $	C$ % Change ex
			% Change	Merger Actions (1)		% Change	Merger Actions (1)
	Nine months ended September 30		YTD-18 vs	YTD-18 vs	Constant $	YTD-18 vs	YTD-18 vs
	2018	2017	YTD-17	YTD-17	2017	YTD-17	YTD-17

Gross premiums written	$28,716	$27,416	4.7%		$27,682	3.7%
Net premiums written	$23,229	$22,193	4.7%		$22,427	3.6%
P&C net premiums written	$21,541	$20,607	4.5%	5.1%	$20,827	3.4%	4.0%
Global P&C net premiums written	$20,161	$19,217	4.9%	5.6%	$19,437	3.7%	4.4%
Net premiums earned	$22,599	$21,816	3.6%		$22,037	2.5%
Net investment income	$2,457	$2,328	5.5%		$2,335	5.2%
Adjusted net investment income	$2,650	$2,584	2.5%		$2,591	2.2%
Core operating income	$3,472	$2,295	51.3%		$2,326	49.2%
Net income	$3,607	$2,328	55.0%
Operating cash flow	$3,897	$3,411
P&C combined ratio
Loss and loss expense ratio	61.4%	67.3%
Policy acquisition costs and administrative expense ratio	28.4%	28.7%

Combined ratio	89.8%	96.0%
P&C Current Accident Year (CAY) combined ratio ex Catastrophe losses (Cats)
CAY loss and loss expense ratio ex Cats	59.7%	59.4%
CAY policy acquisition costs and administrative expense ratio ex Cats	28.3%	28.6%

CAY combined ratio ex Cats	88.0%	88.0%
ROE	9.4%	6.3%
Core operating return on equity (ROE)	9.1%	6.4%
Effective tax rate	12.9%	9.4%
Core operating effective tax rate	13.7%	13.3%
Diluted earnings per share
Net income	$7.71	$4.94	56.1%
Core operating income	$7.42	$4.87	52.4%
Weighted average basic common shares outstanding	464.6	467.7
Weighted average diluted common shares outstanding	468.0	471.6
					% Change
				December 31	3Q-18 vs
				2017	4Q-17
Book value per common share	$110.46			$110.32	0.1%
Tangible book value per common share	$66.83			$65.87	1.5%
Total hybrid & financial debt/capitalization	20.3%	20.4%		20.1%

(1)	Consolidated net premiums written were adversely impacted by merger-related actions of $128 million for YTD 2018, of which $125 million impacted P&C net premiums written.

Financial Highlights - YTD	Page 2

Chubb Limited

Statement of Operations—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

	Consolidated Statements of Operations

		3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
	Gross premiums written	$10,054	$9,929	$8,733	$8,960	$9,710	$28,716	$27,416	$36,376
	Net premiums written	8,110	8,015	7,104	7,051	7,902	23,229	22,193	29,244
	Net premiums earned	7,908	7,664	7,027	7,218	7,807	22,599	21,816	29,034
(1)	Adjusted losses and loss expenses	4,876	4,479	4,100	4,272	6,252	13,455	14,189	18,461
	Realized (gains) losses on crop derivatives	8	(8)	(2)	—	5	(2)	7	7

	Losses and loss expenses	4,868	4,487	4,102	4,272	6,247	13,457	14,182	18,454
	Policy benefits	127	150	151	176	169	428	500	676
	Policy acquisition costs	1,504	1,464	1,464	1,447	1,488	4,432	4,334	5,781
	Administrative expenses	719	747	692	737	714	2,158	2,096	2,833
(2)	Adjusted net investment income	883	890	877	873	893	2,650	2,584	3,457
	Amortization expense of fair value adjustment on acquired invested assets	(60)	(62)	(71)	(76)	(80)	(193)	(256)	(332)

	Net investment income	823	828	806	797	813	2,457	2,328	3,125
(3)	Adjusted realized gains (losses)	27	10	(4)	—	(5)	33	91	91
	Realized gains (losses) on crop derivatives	(8)	8	2	—	(5)	2	(7)	(7)

	Net realized gains (losses)	19	18	(2)	—	(10)	35	84	84
(4)	Adjusted interest expense	170	177	169	168	162	516	488	656
	Amortization benefit of fair value adjustment on acquired long term debt	(6)	(10)	(12)	(12)	(12)	(28)	(37)	(49)

	Interest expense	164	167	157	156	150	488	451	607
	Gains (losses) from fair value changes in separate account assets	(14)	(10)	6	27	24	(18)	70	97
	Net realized gains (losses) related to unconsolidated entities	152	96	44	122	89	292	284	406
	Other income (expense)—operating	7	29	(3)	(82)	5	33	(21)	(103)

	Other income (expense)	145	115	47	67	118	307	333	400
	Amortization expense of purchased intangibles	83	85	85	66	65	253	194	260
	Chubb integration expenses	16	13	10	77	50	39	233	310
	Income tax expense (benefit)	183	218	135	(382)	(85)	536	243	(139)

	Net income (loss)	$1,231	$1,294	$1,082	$1,533	$(70)	$3,607	$2,328	$3,861

(1)	Adjusted losses and loss expenses used throughout this report include realized gains and losses on crop derivatives.
(2)	Adjusted net investment income used throughout this report excludes amortization of the fair value adjustment on acquired invested assets.
(3)	Adjusted realized gains and losses used throughout this report excludes realized gains and losses on crop derivatives.
(4)	Adjusted interest expense used throughout this report excludes amortization benefit of the fair value adjustment on acquired long term debt.

Statement of Operations	Page 3

Chubb Limited

P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Chubb Limited P&C Underwriting Results

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
P&C Underwriting income (Including Corporate and excluding Life Insurance)
Gross premiums written	$9,455	$9,330	$8,141	$8,374	$9,142	$26,926	$25,741	$34,115
Net premiums written	7,546	7,450	6,545	6,496	7,363	21,541	20,607	27,103
Net premiums earned	7,357	7,112	6,487	6,665	7,280	20,956	20,268	26,933
Adjusted losses and loss expenses	4,681	4,295	3,895	4,089	6,071	12,871	13,633	17,722
Policy acquisition costs	1,365	1,326	1,336	1,293	1,356	4,027	3,958	5,251
Administrative expenses	642	667	614	660	637	1,923	1,870	2,530

P&C Underwriting income (loss)	$669	$824	$642	$623	$(784)	$2,135	$807	$1,430

P&C CAY Underwriting income ex Cats	$876	$844	$813	$912	$839	$2,533	$2,435	$3,347
% Change versus prior year period
Net premiums written	2.5%	5.6%	5.8%	1.7%	4.6%	4.5%	5.0%	4.2%
Net premiums written excluding merger-related actions (1)	2.9%	6.2%	6.6%	3.7%	3.9%	5.1%	7.1%	6.3%
Net premiums earned	1.0%	5.8%	3.5%	2.2%	1.5%	3.4%	0.5%	0.9%
Net premiums written constant $	2.8%	4.1%	3.4%	0.5%	4.6%	3.4%	5.3%	4.2%
Net premiums written constant $ excluding merger-related actions (1)	3.3%	4.7%	4.1%	2.5%	4.0%	4.0%	7.5%	6.2%
Net premiums earned constant $	1.4%	4.0%	1.6%	1.0%	1.3%	2.3%	0.7%	0.7%
P&C combined ratio
Loss and loss expense ratio	63.6%	60.4%	60.0%	61.4%	83.4%	61.4%	67.3%	65.8%
Policy acquisition cost ratio	18.6%	18.6%	20.6%	19.4%	18.6%	19.2%	19.5%	19.5%
Administrative expense ratio	8.7%	9.4%	9.5%	9.9%	8.8%	9.2%	9.2%	9.4%

Combined ratio	90.9%	88.4%	90.1%	90.7%	110.8%	89.8%	96.0%	94.7%

CAY P&C combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	61.1%	60.0%	57.7%	57.1%	61.3%	59.7%	59.4%	58.8%
CAY policy acquisition costs and administrative expense ratio ex Cats	27.1%	28.1%	29.9%	29.3%	27.2%	28.3%	28.6%	28.8%

CAY combined ratio ex Cats	88.2%	88.1%	87.6%	86.4%	88.5%	88.0%	88.0%	87.6%

Other ratios
Net premiums written/gross premiums written	80%	80%	80%	78%	81%	80%	80%	79%
Expense ratio	27.3%	28.0%	30.1%	29.3%	27.4%	28.4%	28.7%	28.9%
Expense ratio excluding A&H	25.2%	25.9%	27.9%	27.2%	25.1%	26.3%	26.6%	26.8%
Catastrophe reinstatement premiums (expenses) collected—pre-tax	$4	$—	$—	$(15)	$22	$4	$22	$7
Catastrophe losses—pre-tax	$454	$211	$380	$432	$1,915	$1,045	$2,321	$2,753
Favorable prior period development (PPD)—pre-tax	$(243)	$(191)	$(209)	$(158)	$(270)	$(643)	$(671)	$(829)

(1)	Net premiums written were adversely impacted by merger-related actions of $32 million in Q3 2018 and $125 million for YTD 2018.

Note: Refer to the Non-GAAP financial measures section for further information on the calculation of the components of combined ratios.

P&C Results	Page 4

Chubb Limited

Global P&C Underwriting Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global P&C includes the company’s North America Commercial P&C Insurance segment (refer to page 13), North America Personal P&C Insurance segment (refer to page 14), Overseas General Insurance segment (refer to page 16), Global Reinsurance segment (refer to page 18), and Corporate (refer to page 20). Global P&C excludes the North America Agricultural Insurance and Life Insurance segments.

Global P&C (Including Corporate and excluding Agriculture)

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
Global P&C Underwriting income
Gross premiums written	$8,185	$8,787	$7,936	$8,098	$7,839	$24,908	$23,702	$31,800
Net premiums written	6,662	7,062	6,437	6,370	6,437	20,161	19,217	25,587
Net premiums earned	6,500	6,761	6,444	6,413	6,382	19,705	19,012	25,425
Adjusted losses and loss expenses	3,954	4,014	3,950	4,029	5,307	11,918	12,650	16,679
Policy acquisition costs	1,316	1,300	1,337	1,287	1,307	3,953	3,883	5,170
Administrative expenses	640	666	617	664	638	1,923	1,874	2,538

Global P&C Underwriting income (loss)	$590	$781	$540	$433	$(870)	$1,911	$605	$1,038

Global P&C CAY Underwriting income ex Cats	$790	$799	$786	$758	$752	$2,375	$2,298	$3,056
% Change versus prior year period
Net premiums written	3.5%	6.1%	5.1%	0.3%	4.0%	4.9%	4.8%	3.6%
Net premiums written excluding merger-related actions (1)	4.0%	6.8%	5.9%	2.3%	3.3%	5.6%	7.0%	5.8%
Net premiums earned	1.8%	6.0%	3.1%	0.6%	0.4%	3.6%	0.1%	0.2%
Net premiums written constant $	3.9%	4.6%	2.6%	-0.8%	4.0%	3.7%	5.2%	3.6%
Net premiums written constant $ excluding merger-related actions (1)	4.4%	5.2%	3.4%	1.2%	3.3%	4.4%	7.4%	5.8%
Net premiums earned constant $	2.2%	4.1%	1.2%	-0.6%	0.3%	2.5%	0.3%	0.0%
Combined ratio
Loss and loss expense ratio	60.8%	59.4%	61.3%	62.8%	83.1%	60.5%	66.5%	65.6%
Policy acquisition cost ratio	20.2%	19.2%	20.8%	20.1%	20.5%	20.0%	20.4%	20.3%
Administrative expense ratio	9.9%	9.8%	9.5%	10.4%	10.0%	9.8%	9.9%	10.0%

Combined ratio	90.9%	88.4%	91.6%	93.3%	113.6%	90.3%	96.8%	95.9%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	58.1%	59.0%	57.6%	57.9%	58.0%	58.2%	57.7%	57.8%
CAY policy acquisition costs and administrative expense ratio ex Cats	29.8%	29.2%	30.2%	30.3%	30.2%	29.8%	30.2%	30.2%

CAY combined ratio ex Cats	87.9%	88.2%	87.8%	88.2%	88.2%	88.0%	87.9%	88.0%

Other ratios
Net premiums written/gross premiums written	81%	80%	81%	79%	82%	81%	81%	80%
Expense ratio	30.1%	29.0%	30.3%	30.5%	30.5%	29.8%	30.3%	30.3%
Expense ratio excluding A&H	28.1%	27.0%	28.2%	28.4%	28.3%	27.7%	28.2%	28.3%
Catastrophe reinstatement premiums (expenses) collected—pre-tax	$4	$—	$—	$(15)	$22	$4	$22	$7
Catastrophe losses—pre-tax	$446	$209	$379	$432	$1,910	$1,034	$2,303	$2,735
Favorable prior period development (PPD)—pre-tax	$(242)	$(191)	$(133)	$(122)	$(266)	$(566)	$(588)	$(710)

(1)	Net premiums written were adversely impacted by merger-related actions of $32 million in Q3 2018 and $125 million for YTD 2018.

Global P&C	Page 5

Chubb Limited

Segments results—Catastrophe Loss Charges

(in millions of U.S. dollars)

(Unaudited)

Chubb Limited Catastrophe Loss Charges—Q3 2018

						Total		Total
	North	North	North			Consolidated		Consolidated
	America	America	America	Overseas		Excluding	Reinstatement	including
	Commercial P&C	Personal P&C	Agricultural	General	Global	Reinstatement	premiums	Reinstatement
	Insurance	Insurance	Insurance	Insurance	Reinsurance	premiums	collected	premiums
Catastrophe Loss Charges by Event—Gross
Hurricane Florence	$152	$31	$3	$10	$13	$209
U.S. Flooding, Hail, Tornadoes, and Wind Events (1)	205	44	1	—	—	250
Colorado Rain and Hail Storm	14	59	—	1	—	74
Typhoon Jebi	1	—	—	46	14	61
Typhoon Mangkhut	—	—	—	17	—	17
Japan Flooding	2	—	—	8	7	17
California Wildfires	4	4	—	—	—	8
Other	23	3	4	6	13	49

Total	$401	$141	$8	$88	$47	$685

Catastrophe Loss Charges by Event—Net
Hurricane Florence	$108	$31	$3	$10	$9	$161	$1	$160
U.S. Flooding, Hail, Tornadoes, and Wind Events (1)	54	40	1	—	—	95	—	95
Colorado Rain and Hail Storm	12	58	—	1	—	71	—	71
Typhoon Jebi	1	—	—	39	12	52	2	50
Typhoon Mangkhut	—	—	—	16	—	16	—	16
Japan Flooding	1	—	—	8	4	13	—	13
California Wildfires	4	4	—	—	—	8	—	8
Other	16	3	4	6	9	38	1	37

Total	$196	$136	$8	$80	$34	$454

Reinstatement premiums collected	—	—	—	—	4		$4

Total impact before income tax	$196	$136	$8	$80	$30			$450

Income tax benefit								78

Total impact after income tax								$372

(1)	This grouping comprised of 10 separate events, principally impacting the southern and northeastern regions of the U.S.

Note: The above table represents catastrophe loss estimates for events that occurred in the current calendar year only (i.e., loss events occurring during the third quarter of 2018 and changes to catastrophe loss estimates that occurred in the first and second quarters of 2018). Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development and are excluded from the table above.

Catastrophe Losses	Page 6

Chubb Limited

Summary Consolidated Balance Sheets

(in millions of U.S. dollars, except per share data)

(Unaudited)

	September 30	June 30	March 31	December 31
	2018	2018	2018	2017
Assets
Fixed maturities available for sale, at fair value	$77,853	$77,963	$79,111	$78,939
Fixed maturities held to maturity, at amortized cost	13,563	13,860	14,253	14,335
Equity securities, at fair value	843	933	948	937
Short-term investments, at fair value	3,479	3,171	2,874	3,561
Other investments	5,425	5,259	4,919	4,672

Total investments	101,163	101,186	102,105	102,444
Cash	1,053	1,000	1,988	728
Securities lending collateral	2,143	2,355	2,039	1,737
Insurance and reinsurance balances receivable	10,193	10,341	9,570	9,334
Reinsurance recoverable on losses and loss expenses	15,088	14,792	14,982	15,034
Deferred policy acquisition costs	4,902	4,916	4,843	4,723
Value of business acquired	298	311	321	326
Prepaid reinsurance premiums	2,548	2,686	2,600	2,529
Goodwill and other intangible assets	21,471	21,759	22,123	22,054
Investments in partially-owned insurance companies	656	675	664	662
Other assets	8,169	7,513	7,546	7,451

Total assets	$167,684	$167,534	$168,781	$167,022

Liabilities
Unpaid losses and loss expenses	$63,029	$62,778	$63,139	$63,179
Unearned premiums	15,725	15,748	15,495	15,216
Future policy benefits	5,463	5,470	5,412	5,321
Insurance and reinsurance balances payable	6,313	6,448	6,148	5,868
Securities lending payable	2,143	2,355	2,039	1,737
Accounts payable, accrued expenses, and other liabilities	10,757	10,346	10,030	10,953
Deferred tax liabilities	363	326	468	699
Short-term debt	500	600	1,669	1,013
Long-term debt	12,149	12,184	12,786	11,556
Trust preferred securities	308	308	308	308

Total liabilities	116,750	116,563	117,494	115,850
Shareholders’ equity
Total shareholders’ equity, excl. AOCI	53,093	52,491	51,789	50,629
Accumulated other comprehensive income (loss) (AOCI)	(2,159)	(1,520)	(502)	543

Total shareholders’ equity	50,934	50,971	51,287	51,172

Total liabilities and shareholders’ equity	$167,684	$167,534	$168,781	$167,022

Book value per common share	$110.46	$109.97	$110.10	$110.32
% change over prior quarter	0.4%	-0.1%	-0.2%	1.5%
Tangible book value per common share	$66.83	$66.00	$65.65	$65.87
% change over prior quarter	1.3%	0.5%	-0.3%	1.2%

Consol Bal Sheet	Page 7

Chubb Limited

Consolidated Net Premiums Written by Line of Business

(in millions of U.S. dollars)

(Unaudited)

				Constant $				Constant $
			% Change	% Change			% Change	% Change
			3Q-18 vs.	3Q-18 vs.	YTD	YTD	YTD-18 vs.	YTD-18 vs.
	3Q-18	3Q-17	3Q-17	3Q-17	2018	2017	YTD-17	YTD-17
Net premiums written
Commercial multiple peril (1)	$236	$233	1.1%	1.1%	$680	$661	3.0%	2.9%
Commercial casualty (2)	1,356	1,238	9.5%	9.2%	3,863	3,508	10.2%	8.8%
Workers’ compensation (2)	491	470	4.3%	4.3%	1,571	1,536	2.2%	2.2%
Professional liability	921	894	3.0%	1.6%	2,583	2,557	1.1%	-1.8%
Surety	159	158	0.1%	2.7%	481	461	4.2%	4.2%
Property and other short-tail lines (2)	911	891	2.3%	4.5%	3,061	2,990	2.3%	2.2%

Total Commercial P&C	4,074	3,884	4.9%	5.0%	12,239	11,713	4.5%	3.4%
Agriculture	884	926	-4.5%	-4.5%	1,380	1,390	-0.7%	-0.7%
Personal automobile—North America	213	204	4.4%	4.4%	626	578	8.0%	8.0%
Personal automobile—International	206	195	5.4%	10.5%	647	569	13.2%	12.2%
Personal homeowners	895	877	1.9%	1.9%	2,615	2,499	4.6%	4.3%
Personal other	362	355	2.2%	3.0%	1,138	1,080	5.6%	3.0%

Total Personal lines	1,676	1,631	2.7%	3.4%	5,026	4,726	6.3%	5.4%
Total Property and Casualty lines	6,634	6,441	3.0%	3.3%	18,645	17,829	4.6%	3.6%
Global A&H lines (3)	1,048	1,014	3.4%	4.5%	3,236	3,033	6.7%	4.9%
Reinsurance lines (4)	164	191	-14.3%	-14.7%	554	580	-4.5%	-5.9%
Life	264	256	3.6%	4.0%	794	751	6.1%	4.6%

Total consolidated	$8,110	$7,902	2.6%	3.0%	$23,229	$22,193	4.7%	3.6%

(1)	Commercial multiple peril represents retail package business (property and general liability).
(2)

YTD 2018 includes a reclassification of $84 million from Commercial casualty net premiums written to Property and other short-tail lines ($78 million) and Workers’ Compensation ($6 million) to better align the reporting with prior year. There is no impact on a consolidated basis.

(3)

For purposes of this schedule only, A&H results from our Combined North America and International businesses, normally included in the Life Insurance and Overseas General Insurance segments, respectively, as well as the A&H results of our North America Commercial P&C segment, are included within the Global A&H lines above.

(4)

The year-over-year decrease in net premiums written is primarily due to higher reinstatement premiums collected in the prior year relating to the 2017 natural catastrophes (year-over-year decrease of $33 million for both QTD and YTD).

Line of Business	Page 8

Chubb Limited

Consolidated Results—Three months ended September 30, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q3 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,199	$1,218	$884	$2,081	$164	$—	$7,546	$564	$8,110
Net premiums earned	3,019	1,167	857	2,157	157	—	7,357	551	7,908
Adjusted losses and loss expenses	1,881	860	727	1,114	86	13	4,681	195	4,876
Policy benefits	—	—	—	—	—	—	—	127	127
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	14	14
Policy acquisition costs	458	236	49	582	40	—	1,365	139	1,504
Administrative expenses	251	69	2	252	10	58	642	77	719

Underwriting income (loss)	429	2	79	209	21	(71)	669	(1)	668
Adjusted net investment income	503	59	7	155	63	11	798	85	883
Other income (expense)—operating (1)	1	—	—	7	13	(8)	13	(6)	7
Amortization expense of purchased intangibles	—	(4)	(7)	(8)	—	(64)	(83)	—	(83)

Segment income (loss)	$933	$57	$79	$363	$97	$(132)	$1,397	$78	$1,475

Adjusted interest expense						(170)			(170)
Income tax expense						(183)			(183)

Core operating income (loss)						(485)			1,122
Chubb integration expenses, net of $2 million tax benefit						(14)			(14)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $12 million tax benefit (2)						(42)			(42)
Adjusted net realized gains (losses), net of $14 million tax (3)						165			165

Net income (loss)						$(376)			$1,231

Combined ratio	85.8%	99.8%	90.7%	90.3%	86.7%		90.9%
CAY combined ratio ex Cats	86.7%	83.2%	89.9%	90.0%	82.8%		88.2%

(1)

For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).

(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2018	Page 9

Chubb Limited

Consolidated Results—Nine months ended September 30, 2018

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2018	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$9,342	$3,601	$1,380	$6,664	$554	$—	$21,541	$1,688	$23,229
Net premiums earned	9,325	3,463	1,251	6,425	492	—	20,956	1,643	22,599
Adjusted losses and loss expenses	5,873	2,474	953	3,263	236	72	12,871	584	13,455
Policy benefits	—	—	—	—	—	—	—	428	428
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	18	18
Policy acquisition costs	1,378	701	74	1,754	120	—	4,027	405	4,432
Administrative expenses	735	202	—	757	29	200	1,923	235	2,158

Underwriting income (loss)	1,339	86	224	651	107	(272)	2,135	(27)	2,108
Adjusted net investment income	1,516	177	20	461	192	31	2,397	253	2,650
Other income (expense)—operating (1)	20	(1)	(1)	12	26	(17)	39	(6)	33
Amortization expense of purchased intangibles	—	(10)	(21)	(29)	—	(192)	(252)	(1)	(253)

Segment income (loss)	$2,875	$252	$222	$1,095	$325	$(450)	$4,319	$219	$4,538

Adjusted interest expense						(516)			(516)
Income tax expense						(550)			(550)

Core operating income (loss)						(1,516)			3,472
Chubb integration expenses, net of $7 million tax benefit						(32)			(32)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $32 million tax benefit (2)						(133)			(133)
Adjusted net realized gains (losses), net of $25 million tax (3)						300			300

Net income (loss)						$(1,381)			$3,607

Combined ratio	85.6%	97.5%	82.1%	89.9%	78.3%		89.8%
CAY combined ratio ex Cats	87.0%	80.8%	87.8%	90.6%	81.1%		88.0%

(1)

For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).

(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2018	Page 10

Chubb Limited

Consolidated Results—Three months ended September 30, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

Q3 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$3,086	$1,194	$926	$1,966	$191	$—	$7,363	$539	$7,902
Net premiums earned	3,016	1,117	898	2,064	185	—	7,280	527	7,807
Adjusted losses and loss expenses	2,580	1,062	764	1,281	295	89	6,071	181	6,252
Policy benefits	—	—	—	—	—	—	—	169	169
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(24)	(24)
Policy acquisition costs	469	226	49	569	43	—	1,356	132	1,488
Administrative expenses	256	61	(1)	246	11	64	637	77	714

Underwriting income (loss)	(289)	(232)	86	(32)	(164)	(153)	(784)	(8)	(792)
Adjusted net investment income	497	57	6	164	80	11	815	78	893
Other income (expense)—operating (1)	4	(1)	—	10	3	(6)	10	(5)	5
Amortization expense of purchased intangibles	—	(4)	(8)	(11)	—	(41)	(64)	(1)	(65)

Segment income (loss)	$212	$(180)	$84	$131	$(81)	$(189)	$(23)	$64	$41

Adjusted interest expense						(162)			(162)
Income tax benefit						61			61

Core operating loss						(290)			(60)
Chubb integration expenses, net of $14 million tax benefit						(36)			(36)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $18 million tax benefit (2)						(50)			(50)
Adjusted net realized gains (losses), net of $8 million tax (3)						76			76

Net loss						$(300)			$(70)

Combined ratio	109.6%	120.8%	90.4%	101.6%	187.4%		110.8%
CAY combined ratio ex Cats	88.7%	77.5%	90.3%	90.6%	82.2%		88.5%

(1)

For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).

(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - QTD 2017	Page 11

Chubb Limited

Consolidated Results—Nine months ended September 30, 2017

(in millions of U.S. dollars, except ratios)

(Unaudited)

YTD 2017	North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C	Life Insurance	Total Consolidated
Net premiums written	$9,019	$3,433	$1,390	$6,185	$580	$—	$20,607	$1,586	$22,193
Net premiums earned	9,156	3,296	1,256	6,018	542	—	20,268	1,548	21,816
Adjusted losses and loss expenses	6,376	2,378	983	3,316	435	145	13,633	556	14,189
Policy benefits	—	—	—	—	—	—	—	500	500
(Gains) losses from fair value changes in separate account assets (1)	—	—	—	—	—	—	—	(70)	(70)
Policy acquisition costs	1,420	673	75	1,653	137	—	3,958	376	4,334
Administrative expenses	728	192	(4)	734	33	187	1,870	226	2,096

Underwriting income (loss)	632	53	202	315	(63)	(332)	807	(40)	767
Adjusted net investment income	1,465	168	18	460	207	36	2,354	230	2,584
Other income (expense)—operating (1)	4	(3)	(1)	14	2	(27)	(11)	(10)	(21)
Amortization expense of purchased intangibles	—	(12)	(22)	(33)	—	(125)	(192)	(2)	(194)

Segment income (loss)	$2,101	$206	$197	$756	$146	$(448)	$2,958	$178	$3,136

Adjusted interest expense						(488)			(488)
Income tax expense						(353)			(353)

Core operating income (loss)						(1,289)			2,295
Chubb integration expenses, net of $73 million tax benefit						(160)			(160)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of $62 million tax benefit (2)						(157)			(157)
Adjusted net realized gains (losses), net of $25 million tax (3)						350			350

Net income (loss)						$(1,256)			$2,328

Combined ratio	93.1%	98.4%	83.9%	94.8%	111.5%		96.0%
CAY combined ratio ex Cats	87.6%	78.3%	89.6%	91.3%	78.6%		88.0%

(1)

For the Life Insurance segment, (gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified for underwriting income (loss) presentation from Other income (expense).

(2)	Related to the acquisition of The Chubb Corporation.
(3)	Includes net realized gains (losses) related to unconsolidated entities.

Consol Results - YTD 2017	Page 12

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Commercial P&C Insurance

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written (1)	$4,108	$4,322	$3,678	$4,102	$3,919	$12,108	$11,649	$15,751
Net premiums written (1)	3,199	3,331	2,812	3,000	3,086	9,342	9,019	12,019
Net premiums earned	3,019	3,277	3,029	3,035	3,016	9,325	9,156	12,191
Losses and loss expenses	1,881	2,084	1,908	1,911	2,580	5,873	6,376	8,287
Policy acquisition costs	458	448	472	453	469	1,378	1,420	1,873
Administrative expenses	251	253	231	253	256	735	728	981

Underwriting income (loss)	429	492	418	418	(289)	1,339	632	1,050
Net investment income	503	510	503	496	497	1,516	1,465	1,961
Other income (expense)—operating	1	13	6	(5)	4	20	4	(1)

Segment income	$933	$1,015	$927	$909	$212	$2,875	$2,101	$3,010

CAY Underwriting income ex Cats	$409	$410	$395	$386	$346	$1,214	$1,142	$1,528
Combined ratio
Loss and loss expense ratio	62.3%	63.6%	63.0%	63.0%	85.5%	63.0%	69.6%	68.0%
Policy acquisition cost ratio	15.2%	13.7%	15.6%	14.9%	15.5%	14.7%	15.5%	15.4%
Administrative expense ratio	8.3%	7.7%	7.6%	8.3%	8.6%	7.9%	8.0%	8.0%

Combined ratio	85.8%	85.0%	86.2%	86.2%	109.6%	85.6%	93.1%	91.4%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	63.5%	66.0%	64.0%	64.1%	65.2%	64.5%	64.3%	64.3%
CAY policy acquisition costs and administrative expense ratio ex Cats	23.2%	21.4%	23.0%	23.2%	23.5%	22.5%	23.3%	23.2%

CAY combined ratio ex Cats	86.7%	87.4%	87.0%	87.3%	88.7%	87.0%	87.6%	87.5%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$(1)	$(3)	$—	$(3)	$(4)
Catastrophe losses—pre-tax	$196	$73	$78	$167	$868	$347	$1,053	$1,220
Favorable prior period development (PPD)—pre-tax (2)	$(216)	$(155)	$(101)	$(200)	$(236)	$(472)	$(546)	$(746)
% Change versus prior year period
Net premiums written	3.6%	4.0%	3.0%	-2.7%	-0.7%	3.6%	4.2%	2.4%
Net premiums written excluding merger-related actions (3)	4.6%	5.4%	4.4%	-1.0%	1.1%	4.8%	6.8%	4.7%
Net premiums earned	0.1%	5.8%	-0.4%	-1.7%	-2.3%	1.8%	0.3%	-0.2%
Other ratios
Net premiums written/gross premiums written	78%	77%	76%	73%	79%	77%	77%	76%
Production by Size
Net Premiums Written (1)
Major Accounts & Specialty (4)	$1,852	$2,040	$1,630	$1,753	$1,786	$5,522	$5,323	$7,076
Commercial (4)	1,347	1,291	1,182	1,247	1,300	3,820	3,696	4,943

Total	$3,199	$3,331	$2,812	$3,000	$3,086	$9,342	$9,019	$12,019

(1)

2017 amounts (Q1: $12 million; Q2: $1 million; Q3: $3 million; Q4: $(7) million) have been revised to reflect the North America Commercial P&C Insurance segment transfer of certain multinational accounts to (from) the Overseas General Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.

(2)

For Q3 2018, favorable prior period development is net of $40 million of unfavorable net premiums earned adjustments, $1 million of unfavorable expense adjustments and $1 million of unfavorable reinstatement premium adjustments. For YTD 2018, favorable prior period development is net of $29 million of unfavorable net premiums earned adjustments, $7 million of unfavorable expense adjustments and $5 million of unfavorable reinstatement premium adjustments.

For Q3 2017, favorable prior period development is net of $39 million of unfavorable net premiums earned adjustments and $6 million of unfavorable expense adjustments. For YTD 2017, favorable prior period development is net of $42 million of unfavorable net premiums earned adjustments, $6 million of unfavorable expense adjustments and $9 million of unfavorable reinstatement premium adjustments.

(3)	Q3 2018 and YTD 2018 include the adverse impact of merger-related actions, respectively, as follows: Major Accounts & Specialty $31 million and $110 million; Commercial $nil and $4 million.
(4)	Major Accounts & Specialty: principally large corporate accounts and wholesale business. Commercial: principally middle market and small commercial accounts.

NA Commercial	Page 13

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Personal P&C Insurance

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$1,369	$1,489	$1,181	$1,260	$1,338	$4,039	$3,892	$5,152
Net premiums written	1,218	1,335	1,048	1,100	1,194	3,601	3,433	4,533
Net premiums earned	1,167	1,156	1,140	1,103	1,117	3,463	3,296	4,399
Losses and loss expenses	860	728	886	887	1,062	2,474	2,378	3,265
Policy acquisition costs	236	228	237	226	226	701	673	899
Administrative expenses	69	68	65	72	61	202	192	264

Underwriting income (loss)	2	132	(48)	(82)	(232)	86	53	(29)
Net investment income	59	59	59	58	57	177	168	226
Other expense—operating	—	(1)	—	(1)	(1)	(1)	(3)	(4)
Amortization expense of purchased intangibles	(4)	(3)	(3)	(4)	(4)	(10)	(12)	(16)

Segment income (loss)	$57	$187	$8	$(29)	$(180)	$252	$206	$177

CAY Underwriting income ex Cats	$196	$240	$230	$218	$251	$666	$715	$933
Combined ratio
Loss and loss expense ratio	73.7%	63.0%	77.7%	80.4%	95.1%	71.5%	72.2%	74.2%
Policy acquisition cost ratio	20.2%	19.7%	20.8%	20.5%	20.2%	20.2%	20.4%	20.4%
Administrative expense ratio	5.9%	5.9%	5.7%	6.6%	5.5%	5.8%	5.8%	6.1%

Combined ratio	99.8%	88.6%	104.2%	107.5%	120.8%	97.5%	98.4%	100.7%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	57.1%	53.7%	53.3%	54.0%	51.9%	54.7%	52.1%	52.6%
CAY policy acquisition costs and administrative expense ratio ex Cats	26.1%	25.6%	26.4%	26.5%	25.6%	26.1%	26.2%	26.3%

CAY combined ratio ex Cats	83.2%	79.3%	79.7%	80.5%	77.5%	80.8%	78.3%	78.9%

Catastrophe reinstatement premiums expensed—pre-tax	$—	$—	$—	$(19)	$(3)	$—	$(3)	$(22)
Catastrophe losses—pre-tax	$136	$101	$284	$278	$448	$521	$593	$871
Unfavorable (favorable) prior period development (PPD)—pre-tax (1)	$58	$7	$(6)	$3	$32	$59	$66	$69
% Change versus prior year period
Net premiums written	2.0%	6.4%	6.5%	5.8%	18.0%	4.9%	10.3%	9.1%
Net premiums written excluding merger-related actions, one-time accounting actions, Fireman’s Fund non-renewal and Reinstatement premiums	2.7%	3.2%	2.7%			2.9%
Net premiums earned	4.5%	5.6%	5.1%	2.6%	3.4%	5.1%	1.6%	1.9%
Other ratios
Net premiums written/gross premiums written	89%	90%	89%	87%	89%	89%	88%	88%

(1)	For Q3 2018 and YTD 2018, unfavorable prior period development is net of $1 million of unfavorable reinstatement premium adjustments.

NA Personal	Page 14

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

North America Agricultural Insurance

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$1,270	$543	$205	$276	$1,303	$2,018	$2,039	$2,315
Net premiums written	884	388	108	126	926	1,380	1,390	1,516
Net premiums earned	857	351	43	252	898	1,251	1,256	1,508
Adjusted losses and loss expenses (1)	727	281	(55)	60	764	953	983	1,043
Policy acquisition costs	49	26	(1)	6	49	74	75	81
Administrative expenses	2	1	(3)	(4)	(1)	—	(4)	(8)

Underwriting income	79	43	102	190	86	224	202	392
Net investment income	7	6	7	7	6	20	18	25
Other expense—operating	—	(1)	—	(1)	—	(1)	(1)	(2)
Amortization expense of purchased intangibles	(7)	(7)	(7)	(7)	(8)	(21)	(22)	(29)

Segment income	$79	$41	$102	$189	$84	$222	$197	$386

CAY Underwriting income ex Cats	$86	$45	$27	$154	$87	$158	$137	$291
Combined ratio
Loss and loss expense ratio	84.9%	80.0%	NM	23.7%	85.1%	76.2%	78.3%	69.2%
Policy acquisition cost ratio	5.7%	7.4%	NM	2.4%	5.4%	5.9%	6.0%	5.4%
Administrative expense ratio	0.1%	0.5%	NM	-1.7%	-0.1%	0.0%	-0.4%	-0.6%

Combined ratio	90.7%	87.9%	NM	24.4%	90.4%	82.1%	83.9%	74.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	84.1%	79.3%	68.9%	36.9%	84.9%	81.8%	83.9%	76.2%
CAY policy acquisition costs and administrative expense ratio ex Cats	5.8%	7.9%	-1.2%	3.1%	5.4%	6.0%	5.7%	5.3%

CAY combined ratio ex Cats	89.9%	87.2%	67.7%	40.0%	90.3%	87.8%	89.6%	81.5%

Catastrophe losses—pre-tax	$8	$2	$1	$—	$5	$11	$18	$18
Favorable prior period development (PPD)—pre-tax (2)	$(1)	$—	$(76)	$(36)	$(4)	$(77)	$(83)	$(119)
% Change versus prior year period
Net premiums written	-4.5%	-3.7%	76.2%	214.3%	9.0%	-0.7%	7.9%	14.2%
Net premiums earned	-4.6%	2.2%	214.2%	72.3%	9.6%	-0.3%	7.4%	14.6%
Other ratios
Net premiums written/gross premiums written	70%	71%	53%	46%	71%	68%	68%	66%

(1)	Includes realized gains/losses on crop derivatives.
(2)

For YTD 2018, favorable prior period development is net of $40 million of unfavorable net premiums earned adjustments and $4 million of favorable profit-sharing commissions. For YTD 2017, favorable prior period development is net of $61 million of unfavorable net premiums earned adjustments and $4 million of favorable profit-sharing commissions.

NA Agriculture	Page 15

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Overseas General Insurance

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written (1)	$2,541	$2,743	$2,872	$2,632	$2,380	$8,156	$7,519	$10,151
Net premiums written (1)	2,081	2,199	2,384	2,165	1,966	6,664	6,185	8,350
Net premiums earned	2,157	2,161	2,107	2,113	2,064	6,425	6,018	8,131
Losses and loss expenses	1,114	1,071	1,078	965	1,281	3,263	3,316	4,281
Policy acquisition costs	582	584	588	568	569	1,754	1,653	2,221
Administrative expenses	252	266	239	248	246	757	734	982

Underwriting income (loss)	209	240	202	332	(32)	651	315	647
Net investment income	155	155	151	150	164	461	460	610
Other income (expense)—operating	7	12	(7)	(10)	10	12	14	4
Amortization expense of purchased intangibles	(8)	(11)	(10)	(12)	(11)	(29)	(33)	(45)

Segment income	$363	$396	$336	$460	$131	$1,095	$756	$1,216

CAY Underwriting income ex Cats	$217	$194	$195	$204	$195	$606	$526	$730
Combined ratio
Loss and loss expense ratio	51.7%	49.6%	51.1%	45.7%	62.1%	50.8%	55.1%	52.6%
Policy acquisition cost ratio	26.9%	27.0%	27.9%	26.9%	27.6%	27.3%	27.5%	27.3%
Administrative expense ratio	11.7%	12.3%	11.4%	11.7%	11.9%	11.8%	12.2%	12.1%

Combined ratio	90.3%	88.9%	90.4%	84.3%	101.6%	89.9%	94.8%	92.0%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.3%	51.7%	51.4%	51.6%	51.3%	51.5%	51.7%	51.7%
CAY policy acquisition costs and administrative expense ratio ex Cats	38.7%	39.3%	39.3%	38.7%	39.3%	39.1%	39.6%	39.3%

CAY combined ratio ex Cats	90.0%	91.0%	90.7%	90.3%	90.6%	90.6%	91.3%	91.0%

Catastrophe reinstatement premiums (expenses) collected—pre-tax	$—	$—	$—	$5	$(9)	$—	$(9)	$(4)
Catastrophe losses—pre-tax	$80	$26	$15	$(55)	$326	$121	$386	$331
Favorable prior period development (PPD)—pre-tax (2)	$(72)	$(72)	$(22)	$(68)	$(108)	$(166)	$(184)	$(252)
% Change versus prior year period
Net premiums written	5.9%	9.6%	7.8%	2.5%	1.3%	7.7%	2.9%	2.8%
Net premiums earned	4.5%	7.1%	8.8%	3.1%	1.4%	6.8%	-1.1%	0.0%
Net premiums written constant $	7.5%	5.1%	1.4%	-0.2%	1.3%	4.5%	3.9%	2.8%
Net premiums earned constant $	5.9%	2.0%	3.0%	0.2%	0.9%	3.6%	-0.6%	-0.4%
Other ratios
Net premiums written/gross premiums written	82%	80%	83%	82%	83%	82%	82%	82%

(1)

2017 amounts (Q1: $12 million; Q2: $1 million; Q3: $3 million; Q4: $(7) million) have been revised to reflect the North America Commercial P&C Insurance segment transfer of certain multinational accounts to (from) the Overseas General Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.

(2)	For Q3 2018 and YTD 2018, favorable prior period development is net of $2 million of unfavorable reinstatement premium adjustments.

Overseas General Insurance	Page 16

Chubb Limited

Segment Results

(in millions of U.S. dollars)

(Unaudited)

Overseas General Insurance—Production by Region

	3Q-18	3Q-17	% Change 3Q-18 vs. 3Q-17	Constant $ 3Q-17	Constant $ % Change 3Q-18 vs. 3Q-17	YTD 2018	YTD 2017	% Change YTD-18 vs. YTD-17	Constant $ YTD 2017	Constant $ % Change YTD-18 vs. YTD-17
Net premiums written
Europe	$727	$691	5.2%	$703	3.4%	$2,641	$2,447	7.9%	$2,624	0.6%
Latin America	519	514	1.0%	473	9.7%	1,597	1,519	5.1%	1,474	8.3%
Asia	755	681	10.9%	683	10.5%	2,176	1,931	12.7%	1,988	9.5%
Other (1) (2)	80	80	0.0%	78	2.6%	250	288	-13.2%	294	-15.0%

Total	$2,081	$1,966	5.9%	$1,937	7.5%	$6,664	$6,185	7.7%	$6,380	4.5%

(1)

Q3 2017 and YTD 2017 was revised to include $3 million and $16 million, respectively, representing the transfer of certain multinational accounts from the North America Commercial P&C Insurance segment to better align the reporting with the management of these businesses in 2018. There is no impact on a consolidated basis.

(2)	Primarily includes Eurasia and Africa, and the company’s international supplemental A&H business of Combined Insurance.

Overseas General Ins. - Region	Page 17

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars, except ratios)

(Unaudited)

Global Reinsurance

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$167	$233	$205	$104	$202	$605	$642	$746
Net premiums written	164	197	193	105	191	554	580	685
Net premiums earned	157	167	168	162	185	492	542	704
Losses and loss expenses	86	83	67	126	295	236	435	561
Policy acquisition costs	40	40	40	40	43	120	137	177
Administrative expenses	10	9	10	11	11	29	33	44

Underwriting income (loss)	21	35	51	(15)	(164)	107	(63)	(78)
Net investment income	63	65	64	66	80	192	207	273
Other income (expense)—operating	13	6	7	(1)	3	26	2	1

Segment income (loss)	$97	$106	$122	$50	$(81)	$325	$146	$196

CAY Underwriting income ex Cats	$27	$28	$39	$32	$26	$94	$107	$139
Combined ratio
Loss and loss expense ratio	55.0%	49.4%	40.1%	78.9%	158.2%	48.0%	80.1%	79.8%
Policy acquisition cost ratio	25.2%	24.2%	23.6%	24.4%	23.4%	24.3%	25.3%	25.1%
Administrative expense ratio	6.5%	5.7%	5.8%	6.9%	5.8%	6.0%	6.1%	6.3%

Combined ratio	86.7%	79.3%	69.5%	110.2%	187.4%	78.3%	111.5%	111.2%

CAY combined ratio ex Cats
CAY loss and loss expense ratio ex Cats	51.2%	53.0%	47.7%	50.1%	46.5%	50.6%	44.6%	46.0%
CAY policy acquisition costs and administrative expense ratio ex Cats	31.6%	30.5%	29.3%	31.3%	35.7%	30.5%	34.0%	33.2%

CAY combined ratio ex Cats	82.8%	83.5%	77.0%	81.4%	82.2%	81.1%	78.6%	79.2%

Catastrophe reinstatement premiums collected—pre-tax	$4	$—	$—	$—	$37	$4	$37	$37
Catastrophe losses—pre-tax	$34	$9	$2	$42	$268	$45	$271	$313
Unfavorable (favorable) prior period development (PPD)—pre-tax (1)	$(24)	$(16)	$(14)	$5	$(41)	$(54)	$(64)	$(59)
% Change versus prior year period
Net premiums written as reported	-14.3%	3.8%	-3.0%	-8.2%	47.1%	-4.5%	3.3%	1.4%
Net premiums earned as reported	-15.7%	-0.6%	-11.0%	-3.4%	20.4%	-9.4%	0.0%	-0.7%
Net premiums written constant $	-14.7%	1.5%	-4.8%	-9.3%	47.9%	-5.9%	4.5%	2.2%
Net premiums earned constant $	-16.0%	-3.1%	-12.8%	-5.1%	20.0%	-10.8%	1.0%	-0.4%
Other ratios
Net premiums written/gross premiums written	98%	85%	94%	100%	95%	92%	91%	92%

(1)

For Q3 2018, favorable prior period development is net of $4 million of unfavorable net premiums earned adjustments. For YTD 2018, favorable prior period development is net of $7 million of unfavorable net premiums earned adjustments and $1 million of favorable acquisition expense adjustments. For Q3 2017, favorable prior period development is net of $3 million of unfavorable net premiums earned adjustments. For YTD 2017, favorable prior period development is net of $4 million of favorable net premiums earned adjustments.

Global Reinsurance	Page 18

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Life Insurance

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$599	$599	$592	$586	$568	$1,790	$1,675	$2,261
Net premiums written	564	565	559	555	539	1,688	1,586	2,141
Net premiums earned	551	552	540	553	527	1,643	1,548	2,101
Losses and loss expenses	195	184	205	183	181	584	556	739
Policy benefits (1)	127	150	151	176	169	428	500	676
(Gains) losses from fair value changes in separate account assets (1)	14	10	(6)	(27)	(24)	18	(70)	(97)
Policy acquisition costs	139	138	128	154	132	405	376	530
Administrative expenses	77	80	78	77	77	235	226	303
Net investment income	85	85	83	83	78	253	230	313

Life Insurance underwriting income (2)	84	75	67	73	70	226	190	263
Other income (expense)—operating	(6)	2	(2)	(3)	(5)	(6)	(10)	(13)
Amortization expense of purchased intangibles	—	—	(1)	—	(1)	(1)	(2)	(2)

Segment income	$78	$77	$64	$70	$64	$219	$178	$248

% Change versus prior year period
Net premiums written	4.8%	8.0%	6.7%	1.2%	1.1%	6.5%	0.6%	0.8%
Net premiums earned	4.6%	7.2%	6.8%	3.5%	2.8%	6.2%	1.8%	2.2%
Net premiums written constant $	5.1%	6.5%	5.0%	0.3%	1.1%	5.5%	0.3%	0.3%
Net premiums earned constant $	4.9%	5.7%	5.0%	2.3%	2.8%	5.2%	1.3%	1.6%

(1)

(Gains) losses from fair value changes in separate account assets that do not qualify for separate account reporting under GAAP have been reclassified from Other income (expense) for purposes of presenting Life Insurance underwriting income. The offsetting movement in the separate account liabilities is included in Policy benefits.

(2)

We assess the performance of our Life Insurance business based on Life Insurance underwriting income which includes Net investment income and (Gains) losses from fair value changes in separate account assets.

International life insurance net premiums written and deposits breakdown (excludes Combined North America and Life reinsurance businesses):

	3Q-18	3Q-17	% Change 3Q-18 vs. 3Q-17	Constant $ % Change 3Q-18 vs. 3Q-17	YTD-18	YTD-17	% Change YTD-18 vs. YTD-17	Constant $ % Change YTD-18 vs. YTD-17
International life insurance net premiums written	$217	$203	6.9%	7.4%	$654	$600	9.0%	7.2%
International life insurance deposits (3)	392	422	-7.1%	-7.1%	1,163	1,048	10.9%	8.7%

Total international life insurance net premiums written and deposits	$609	$625	-2.5%	-2.4%	$1,817	$1,648	10.2%	8.1%

International life insurance segment income	$29	$13	122.1%	128.7%	$71	$35	101.7%	107.8%

(3)

Includes deposits collected on universal life and investment contracts. Consistent with GAAP, premiums collected on universal life and investment contracts are considered deposits and excluded from revenues.

Life Insurance	Page 19

Chubb Limited

Segment Results—Consecutive Quarters

(in millions of U.S. dollars)

(Unaudited)

Corporate

	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	YTD 2018	YTD 2017	Full Year 2017
Gross premiums written	$—	$—	$—	$—	$—	$—	$—	$—
Net premiums written	—	—	—	—	—	—	—	—
Net premiums earned	—	—	—	—	—	—	—	—
Losses and loss expenses	13	48	11	140	89	72	145	285
Policy acquisition costs	—	—	—	—	—	—	—	—
Administrative expenses	58	70	72	80	64	200	187	267

Underwriting loss	(71)	(118)	(83)	(220)	(153)	(272)	(332)	(552)
Adjusted net investment income	11	10	10	13	11	31	36	49
Other expense—operating	(8)	(2)	(7)	(61)	(6)	(17)	(27)	(88)
Adjusted interest expense (1)	(170)	(177)	(169)	(168)	(162)	(516)	(488)	(656)
Amortization expense of purchased intangibles	(64)	(64)	(64)	(43)	(41)	(192)	(125)	(168)
2017 tax reform transition benefit	—	—	—	450	—	—	—	450
Income tax (expense) benefit ex 2017 tax reform transition benefit	(183)	(218)	(149)	(131)	61	(550)	(353)	(484)

Core operating loss	(485)	(569)	(462)	(160)	(290)	(1,516)	(1,289)	(1,449)
Chubb integration expenses, net of tax	(14)	(10)	(8)	(57)	(36)	(32)	(160)	(217)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax	(42)	(41)	(50)	(41)	(50)	(133)	(157)	(198)
Adjusted net realized gains (losses), net of tax (2)	165	92	43	142	76	300	350	492

Net loss	$(376)	$(528)	$(477)	$(116)	$(300)	$(1,381)	$(1,256)	$(1,372)

Unfavorable prior period development (PPD)—pre-tax	$12	$45	$10	$138	$87	$67	$140	$278

(1)	See Non-GAAP financial measures.
(2)	Includes net realized gains (losses) related to unconsolidated entities.

Corporate	Page 20

Chubb Limited

Loss Reserve Rollforward

(in millions of U.S. dollars, except ratios)

(Unaudited)

	Unpaid Losses			Net Paid to
	Gross	Ceded	Net	Incurred Ratio
Balance at December 31, 2016	$60,540	$12,708	$47,832
Losses and loss expenses incurred	4,752	963	3,789
Losses and loss expenses paid	(4,830)	(923)	(3,907)	103%
Other (incl. foreign exch. revaluation)	117	63	54

Balance at March 31, 2017	$60,579	$12,811	$47,768
Losses and loss expenses incurred	5,016	870	4,146
Losses and loss expenses paid	(5,356)	(1,234)	(4,122)	99%
Other (incl. foreign exch. revaluation)	155	38	117

Balance at June 30, 2017	$60,394	$12,485	$47,909
Losses and loss expenses incurred	8,410	2,163	6,247
Losses and loss expenses paid	(5,207)	(909)	(4,298)	69%
Other (incl. foreign exch. revaluation)	556	131	425

Balance at September 30, 2017	$64,153	$13,870	$50,283
Losses and loss expenses incurred	5,755	1,483	4,272
Losses and loss expenses paid	(6,419)	(1,298)	(5,121)	120%
Other (incl. foreign exch. revaluation)	(310)	(41)	(269)

Balance at December 31, 2017	$63,179	$14,014	$49,165
Losses and loss expenses incurred	5,028	926	4,102
Losses and loss expenses paid	(5,448)	(1,206)	(4,242)	103%
Other (incl. foreign exch. revaluation)	380	88	292

Balance at March 31, 2018	$63,139	$13,822	$49,317
Losses and loss expenses incurred	5,458	971	4,487
Losses and loss expenses paid	(5,304)	(931)	(4,373)	97%
Other (incl. foreign exch. revaluation)	(515)	(127)	(388)

Balance at June 30, 2018	$62,778	$13,735	$49,043
Losses and loss expenses incurred	6,472	1,604	4,868
Losses and loss expenses paid	(5,771)	(1,268)	(4,503)	93%
Other (incl. foreign exch. revaluation)	(450)	(106)	(344)

Balance at September 30, 2018	$63,029	$13,965	$49,064
Add net recoverable on paid losses	—	1,123	(1,123)

Balance including net recoverable on paid losses	$63,029	$15,088	$47,941

Loss Reserve Rollforward	Page 21

Chubb Limited

Reinsurance Recoverable Analysis

(in millions of U.S. dollars)

(Unaudited)

Net Reinsurance Recoverable by Division

	September 30 2018	June 30 2018	March 31 2018	December 31 2017
Reinsurance recoverable on paid losses and loss expenses
Active operations	$911	$901	$972	$808
Brandywine and Other Run-off	290	238	271	286

Total	$1,201	$1,139	$1,243	$1,094

Reinsurance recoverable on unpaid losses and loss expenses
Active operations	$12,989	$12,763	$12,842	$12,992
Brandywine and Other Run-off	1,214	1,209	1,217	1,269

Total	$14,203	$13,972	$14,059	$14,261

Gross reinsurance recoverable
Active operations	$13,900	$13,664	$13,814	$13,800
Brandywine and Other Run-off	1,504	1,447	1,488	1,555

Total	$15,404	$15,111	$15,302	$15,355

Provision for uncollectible reinsurance (1)
Active operations	$(189)	$(189)	$(188)	$(183)
Brandywine and Other Run-off	(127)	(130)	(132)	(138)

Total	$(316)	$(319)	$(320)	$(321)

Net reinsurance recoverable
Active operations	$13,711	$13,475	$13,626	$13,617
Brandywine and Other Run-off	1,377	1,317	1,356	1,417

Total	$15,088	$14,792	$14,982	$15,034

(1)	The provision for uncollectible reinsurance is based on a default analysis applied to gross reinsurance, net of usable collateral of approximately $3.7 billion.

Reinsurance Recoverable	Page 22

Chubb Limited

Investment Portfolio

(in millions of U.S. dollars)

(Unaudited)

	September 30 2018		June 30 2018		March 31 2018		December 31 2017
Market Value
Fixed maturities available for sale	$77,853		$77,963		$79,111		$78,939
Fixed maturities held to maturity	13,284		13,665		14,122		14,474
Short-term investments	3,479		3,171		2,874		3,561

Total fixed maturities	$94,616		$94,799		$96,107		$96,974

Asset Allocation by Market Value
Treasury	$4,572	5%	$4,246	4%	$4,277	4%	$4,049	4%
Agency	570	1%	651	1%	593	1%	564	1%
Corporate and asset-backed	27,373	29%	27,150	29%	26,564	28%	27,215	28%
Mortgage-backed	18,401	19%	18,068	19%	18,467	19%	18,032	19%
Municipal	17,280	18%	17,827	19%	19,550	20%	20,766	21%
Non-U.S.	22,941	24%	23,686	25%	23,782	25%	22,787	23%
Short-term investments	3,479	4%	3,171	3%	2,874	3%	3,561	4%

Total fixed maturities	$94,616	100%	$94,799	100%	$96,107	100%	$96,974	100%

Credit Quality by Market Value
AAA	$15,131	16%	$14,952	16%	$14,723	15%	$15,512	16%
AA	36,705	39%	36,292	38%	37,322	39%	37,407	39%
A	17,350	18%	17,735	19%	18,306	19%	18,369	19%
BBB	12,050	13%	12,473	13%	12,616	13%	12,377	13%
BB	7,737	8%	7,788	8%	7,710	8%	7,941	8%
B	5,421	6%	5,356	6%	5,235	6%	5,135	5%
Other	222	0%	203	0%	195	0%	233	0%

Total fixed maturities	$94,616	100%	$94,799	100%	$96,107	100%	$96,974	100%

Cost/Amortized Cost
Fixed maturities available for sale	$78,637		$78,546		$79,208		$77,835
Fixed maturities held to maturity	13,563		13,860		14,253		14,335
Short-term investments	3,479		3,171		2,874		3,561

Subtotal fixed maturities	95,679		95,577		96,335		95,731
Equity securities	843		933		948		737
Other investments	5,425		5,259		4,919		4,417

Total investment portfolio	$101,947		$101,769		$102,202		$100,885

Avg. duration of fixed maturities	3.9 years		4.2 years		4.3 years		4.2 years
Avg. market yield of fixed maturities	3.5%		3.4%		3.3%		2.9%
Avg. credit quality	A/Aa		A/Aa		A/Aa		A/Aa
Avg. yield on invested assets (1)	3.5%		3.5%		3.4%		3.5%

(1)	Calculated using adjusted net investment income.

Investments	Page 23

Chubb Limited

Investment Portfolio—2

(in millions of U.S. dollars)

(Unaudited)

Mortgage-backed Fixed Income Portfolio

	S&P Credit Rating
Mortgage-backed securities	AAA	AA	A	BBB	BB and below	Total
Market Value at September 30, 2018
Agency residential mortgage-backed (RMBS)	$—	$15,065	$—	$—	$—	$15,065
Non-agency RMBS	26	47	73	26	22	194
Commercial mortgage-backed	2,804	240	98	—	—	3,142

Total mortgage-backed securities at market value	$2,830	$15,352	$171	$26	$22	$18,401

U.S. Corporate and Asset-backed Fixed Income Portfolios

	S&P Credit Rating
	Investment Grade
Market Value at September 30, 2018	AAA	AA	A	BBB	Total
Asset-backed	$1,612	$136	$46	$29	$1,823
Banks	1	31	1,726	1,346	3,104
Basic Materials	—	—	53	219	272
Communications	—	162	220	1,135	1,517
Consumer, Cyclical	—	275	482	583	1,340
Consumer, Non-Cyclical	98	446	1,611	1,422	3,577
Diversified Financial Services	7	41	545	202	795
Energy	—	48	90	506	644
Industrial	—	44	690	533	1,267
Utilities	—	18	712	391	1,121
All Others	159	310	940	778	2,187

Total	$1,877	$1,511	$7,115	$7,144	$17,647

	S&P Credit Rating
	Below Investment Grade
Market Value at September 30, 2018	BB	B	CCC	Total
Asset-backed	$6	$3	$8	$17
Banks	—	—	—	—
Basic Materials	328	189	—	517
Communications	738	692	21	1,451
Consumer, Cyclical	1,064	588	35	1,687
Consumer, Non-Cyclical	904	1,076	53	2,033
Diversified Financial Services	181	162	5	348
Energy	642	316	7	965
Industrial	584	508	25	1,117
Utilities	224	21	—	245
All Others	790	543	13	1,346

Total	$5,461	$4,098	$167	$9,726

Investments 2	Page 24

Chubb Limited

Investment Portfolio—3

(in millions of U.S. dollars)

(Unaudited)

Non-U.S. Fixed Income Portfolio

September 30, 2018

	Market Value by S&P Credit Rating
Non-U.S. Government Securities	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$—	$1,166	$—	$—	$—	$1,166
Republic of Korea	—	1,069	—	—	—	1,069
Canada	960	—	—	—	—	960
Federative Republic of Brazil	—	—	—	—	656	656
Province of Ontario	—	8	609	—	—	617
United Mexican States	—	—	423	123	—	546
Province of Quebec	—	504	—	—	—	504
Federal Republic of Germany	462	—	—	—	—	462
Kingdom of Thailand	—	—	432	—	—	432
French Republic	—	303	—	—	—	303
Other Non-U.S. Government Securities	905	1,014	845	555	857	4,176

Total	$2,327	$4,064	$2,309	$678	$1,513	$10,891

	Market Value by S&P Credit Rating
Non-U.S. Corporate Securities	AAA	AA	A	BBB	BB and below	Total
United Kingdom	$113	$94	$665	$882	$301	$2,055
Canada	107	288	276	466	343	1,480
United States (1)	3	26	172	346	499	1,046
France	7	46	518	328	42	941
Australia	113	207	357	134	10	821
Netherlands	60	9	316	157	83	625
Germany	113	38	139	256	23	569
Switzerland	49	17	191	186	23	466
Japan	—	38	396	7	—	441
China	—	—	264	44	19	327
Other Non-U.S. Corporate Securities	400	479	958	877	565	3,279

Total	$965	$1,242	$4,252	$3,683	$1,908	$12,050

(1)	Countries represent the ultimate parent company’s country of risk. Non-U.S. corporate securities could be issued by foreign subsidiaries of U.S. corporations.

Investments 3	Page 25

Chubb Limited

Investment Portfolio—4

(in millions of U.S. dollars)

(Unaudited)

Fixed Maturity Investment Portfolio

Top 10 Global Corporate Exposures

	September 30, 2018	Market Value	Rating
1	Wells Fargo & Co	$533	A-
2	JP Morgan Chase & Co	429	A-
3	AT&T Inc	419	BBB
4	Bank of America Corp	406	A-
5	Goldman Sachs Group Inc	358	BBB+
6	Anheuser-Busch InBev NV	357	A-
7	Verizon Communications Inc	333	BBB+
8	HSBC Holdings Plc	308	A
9	Morgan Stanley	302	BBB+
10	Citigroup Inc	291	BBB+

Investments 4	Page 26

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Three months ended September 30, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (1) (2)	$(1)	$(2)	$(3)	$(213)	$54	$(159)	$(214)	$52	$(162)
Public equity	48	(9)	39	—	—	—	48	(9)	39
Private equity	152	(8)	144	—	—	—	152	(8)	144
Mark-to-market on public and private equity (3)	(8)	6	(2)	—	—	—	(8)	6	(2)

Total investment portfolio	191	(13)	178	(213)	54	(159)	(22)	41	19
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (4)	(46)	—	(46)	—	—	—	(46)	—	(46)
Foreign exchange	39	(2)	37	(482)	20	(462)	(443)	18	(425)
Partially-owned entities (5)	1	—	1	—	—	—	1	—	1
Other (6)	(6)	1	(5)	(21)	3	(18)	(27)	4	(23)

Net gains (losses)	$179	$(14)	$165	$(716)	$77	$(639)	$(537)	$63	$(474)

(1)

The net impact of rising interest rates on the Company’s investment portfolio was $135 million, after-tax, comprising of unrealized losses of $159 million, partially offset by a realized gain on interest rate swaps of $24 million. Total investment portfolio gains of $178 million includes $24 million realized gains on interest rate swaps. Excluding the interest rate swaps, total investment portfolio realized gains was $154 million.

(2)

Realized gains (losses) in the quarter include $31 million after-tax gains on fixed income derivatives. Other-than-temporary impairments for the quarter in realized gains (losses) were $11 million pre-tax for fixed maturities.

(3)

Effective Q1 2018, the company adopted new guidance that requires the recognition of mark-to-market changes of public equities and cost-method private equities to be recognized through realized gains (losses) on the income statement. Previously these unrealized gains (losses) were recorded through other comprehensive income (loss) on the balance sheet.

(4)	The quarter includes $100 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(5)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(6)	Other unrealized losses are primarily related to the company’s post-retirement programs.

	Three months ended September 30, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax	Gains (Losses) Pre-Tax	Tax (Expense) Benefit	Gains (Losses) After-Tax
Fixed income investments (7)	$(8)	$5	$(3)	$134	$(39)	$95	$126	$(34)	$92
Public equity	4	—	4	36	(11)	25	40	(11)	29
Private equity	84	(15)	69	(27)	(1)	(28)	57	(16)	41

Total investment portfolio (8)	80	(10)	70	143	(51)	92	223	(61)	162
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (9)	(3)	—	(3)	—	—	—	(3)	—	(3)
Foreign exchange	15	2	17	665	(7)	658	680	(5)	675
Partially-owned entities (10)	2	—	2	—	—	—	2	—	2
Other (11)	(10)	—	(10)	(63)	12	(51)	(73)	12	(61)

Net gains (losses)	$84	$(8)	$76	$745	$(46)	$699	$829	$(54)	$775

(7)	The quarter includes $9 million after-tax realized losses on fixed income derivatives.
(8)	Other-than-temporary impairments for the quarter in realized gains (losses) include $5 million for fixed maturities, $1 million for public equity and $2 million for private equity.
(9)	The quarter includes $57 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(10)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(11)	Other unrealized losses are primarily related to the company’s post-retirement programs.

Net Gains (Losses)	Page 27

Chubb Limited

Net Realized and Unrealized Gains (Losses)

(in millions of U.S. dollars)

(Unaudited)

	Nine months ended September 30, 2018
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (1)	$(64)	$9	$(55)	$(1,921)	$339	$(1,582)	$(1,985)	$348	$(1,637)
Public equity	63	(12)	51	—	—	—	63	(12)	51
Private equity	292	(23)	269	—	—	—	292	(23)	269
Mark-to-market on public and private equity (2)	(18)	9	(9)	—	—	—	(18)	9	(9)

Total investment portfolio	273	(17)	256	(1,921)	339	(1,582)	(1,648)	322	(1,326)
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (3)	11	—	11	—	—	—	11	—	11
Foreign exchange	102	(20)	82	(659)	5	(654)	(557)	(15)	(572)
Partially-owned entities (4)	—	—	—	—	—	—	—	—	—
Other (5)	(61)	12	(49)	(61)	12	(49)	(122)	24	(98)

Net gains (losses)	$325	$(25)	$300	$(2,641)	$356	$(2,285)	$(2,316)	$331	$(1,985)

(1)

Year to date includes $68 pre-tax million after-tax realized gains on fixed income derivatives. Year to date other-than-temporary impairments in realized gains (losses) were $16 pre-tax million for fixed maturities.

(2)

Effective Q1 2018, the company adopted new guidance that requires the recognition of mark-to-market changes of public equities and cost-method private equities to be recognized through realized gains (losses) on the income statement. Previously these unrealized gains (losses) were recorded through other comprehensive income (loss) on the balance sheet.

(3)	Year to date includes $122 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(4)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(5)

Other realized losses primarily include $36 million related to the early redemption of the $1.0 billion junior subordinated capital securities in April 2018 and $22 million related to lease impairments. Other unrealized losses are primarily related to the company’s post-retirement programs.

	Nine months ended September 30, 2017
	Realized Gains (Losses)			Unrealized Gains (Losses)			Realized and Unrealized Gains (Losses)
	Gains	Tax	Gains	Gains	Tax	Gains	Gains	Tax	Gains
	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)	(Losses)	(Expense)	(Losses)
	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax	Pre-Tax	Benefit	After-Tax
Fixed income investments (6)	$(7)	$11	$4	$813	$(275)	$538	$806	$(264)	$542
Public equity	10	(1)	9	79	(25)	54	89	(26)	63
Private equity	279	(42)	237	—	(7)	(7)	279	(49)	230

Total investment portfolio (7)	282	(32)	250	892	(307)	585	1,174	(339)	835
Mark-to-market from variable annuity reinsurance derivative transactions, net of applicable hedges (8)	96	—	96	—	—	—	96	—	96
Foreign exchange	10	5	15	901	(14)	887	911	(9)	902
Partially-owned entities (9)	(6)	2	(4)	—	—	—	(6)	2	(4)
Other (10)	(7)	—	(7)	(118)	29	(89)	(125)	29	(96)

Net gains (losses)	$375	$(25)	$350	$1,675	$(292)	$1,383	$2,050	$(317)	$1,733

(6)	Year to date includes $11 million after-tax realized losses on fixed income derivatives.
(7)	Year to date other-than-temporary impairments in realized gains (losses) include $15 million for fixed maturities, $9 million for public equity and $11 million for private equity.
(8)	Year to date includes $169 million of losses on applicable hedges. These losses are both pre-tax and after-tax.
(9)	Partially-owned entities are investments where we hold more than an insignificant percentage of the investee’s shares. Refer to the Non-GAAP financial measures section for additional details.
(10)	Other unrealized losses are primarily related to the company’s post-retirement programs.

Net Gains (Losses) 2	Page 28

Chubb Limited

Debt and Capital

(in millions of U.S. dollars, except ratios)

(Unaudited)

	September 30 2018	June 30 2018	March 31 2018	December 31 2017	December 31 2016
Financial Debt:
Total short-term debt (1)	$500	$600	$1,669	$1,013	$500
Total long-term debt	12,149	12,184	12,786	11,556	12,610

Total financial debt	$12,649	$12,784	$14,455	$12,569	$13,110
Hybrid debt:
Total trust preferred securities	308	308	308	308	308

Total	$12,957	$13,092	$14,763	$12,877	$13,418

Capitalization:
Shareholders’ equity	$50,934	$50,971	$51,287	$51,172	$48,275
Hybrid debt	308	308	308	308	308
Financial debt	12,649	12,784	14,455	12,569	13,110

Total capitalization	$63,891	$64,063	$66,050	$64,049	$61,693

Leverage ratios (based on total capital):
Hybrid debt	0.5%	0.5%	0.5%	0.5%	0.5%
Financial debt	19.8%	20.0%	21.9%	19.6%	21.3%

Total hybrid & financial debt	20.3%	20.5%	22.4%	20.1%	21.8%

Note: As of September 30, 2018, there was $0.4 billion usage of credit facilities on a total commitment of $1.0 billion.

(1)	During August 2018, the $100 million 6.6% senior notes matured and were fully paid.

Debt and Capital	Page 29

Chubb Limited

Computation of Basic and Diluted Earnings Per Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

	Three months ended September 30		Nine months ended September 30
	2018	2017	2018	2017
Numerator
Core operating income (loss) to common shares	$1,122	$(60)	$3,472	$2,295
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(54)	(68)	(165)	(219)
Tax benefit on amortization adjustment	12	18	32	62
Chubb integration expenses, pre-tax	(16)	(50)	(39)	(233)
Tax benefit on Chubb integration expenses	2	14	7	73
Adjusted net realized gains (losses), pre-tax	179	84	325	375
Tax expense on adjusted net realized gains (losses)	(14)	(8)	(25)	(25)

Net income (loss)	$1,231	$(70)	$3,607	$2,328

Rollforward of Common Shares Outstanding
Shares—beginning of period	463,502,164	465,375,141	463,833,179	465,968,716
Repurchase of shares	(2,781,307)	(1,615,383)	(5,225,162)	(5,033,013)
Shares issued, excluding option exercises	(13,598)	148,087	1,582,169	1,939,627
Issued for option exercises	393,531	250,674	910,604	1,283,189

Shares—end of period	461,100,790	464,158,519	461,100,790	464,158,519

Denominator
Weighted average shares outstanding (2)	462,981,973	466,370,784	464,644,013	467,658,334
Effect of other dilutive securities (3)	3,034,525	—	3,360,511	3,961,572

Adj. wtd. avg. shares outstanding and assumed conversions	466,016,498	466,370,784	468,004,524	471,619,906

Basic earnings per share
Core operating income (loss)	$2.42	$(0.13)	$7.47	$4.91
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.09)	(0.11)	(0.29)	(0.34)
Chubb integration expenses, net of tax	(0.03)	(0.08)	(0.07)	(0.34)
Adjusted net realized gains (losses), net of tax	0.36	0.17	0.65	0.75

Net income (loss)	$2.66	$(0.15)	$7.76	$4.98

Diluted earnings per share
Core operating income (loss) (3)	$2.41	$(0.13)	$7.42	$4.87
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(0.09)	(0.11)	(0.29)	(0.33)
Chubb integration expenses, net of tax	(0.03)	(0.08)	(0.07)	(0.34)
Adjusted net realized gains (losses), net of tax	0.35	0.17	0.65	0.74

Net income (loss) (3)	$2.64	$(0.15)	$7.71	$4.94

(1)	Related to the acquisition of The Chubb Corporation.
(2)

Includes unvested restricted stock units that are not included in common shares outstanding as the shares are not issued until time of vesting, but are eligible to receive dividends (participating securities).

(3)

For the three months ended September 30, 2017, weighted-average shares outstanding used to calculate core operating loss and net loss per share excludes the effect of dilutive securities of 3,820,673 shares. In periods where core operating loss and net loss is recognized, inclusion of incremental dilution is anti-dilutive.

Earnings per share	Page 30

Chubb Limited

Book Value and Book Value per Common Share

(in millions of U.S. dollars, except share and per share data)

(Unaudited)

Reconciliation of Book Value per Common Share

	September 30	June 30	March 31	December 31	September 30
	2018	2018	2018	2017	2017
Shareholders’ equity	$50,934	$50,971	$51,287	$51,172	$50,471
Less: goodwill and other intangible assets, net of tax	20,121	20,380	20,706	20,621	20,274

Numerator for tangible book value per share	$30,813	$30,591	$30,581	$30,551	$30,197

Book value—% change over prior quarter	-0.1%	-0.6%	0.2%	1.4%	0.2%
Tangible book value—% change over prior quarter	0.7%	0.0%	0.1%	1.2%	-0.5%
Denominator	461,100,790	463,502,164	465,831,486	463,833,179	464,158,519

Book value per common share	$110.46	$109.97	$110.10	$110.32	$108.74
Tangible book value per common share	$66.83	$66.00	$65.65	$65.87	$65.06
Reconciliation of Book Value
Shareholders’ equity, beginning of quarter	$50,971	$51,287	$51,172	$50,471	$50,349
Core operating income (loss)	1,122	1,253	1,097	1,489	(60)
Amortization of fair value adjustment of acquired invested assets and long-term debt, net of tax (1)	(42)	(41)	(50)	(41)	(50)
Chubb integration expenses, net of tax	(14)	(10)	(8)	(57)	(36)
Adjusted net realized gains (losses), net of tax (2)	165	92	43	142	76
Net unrealized gains (losses) on the investment portfolio	(159)	(435)	(988)	(193)	92
Repurchase of shares	(379)	(324)	—	(123)	(232)
Dividend declared on common shares	(337)	(339)	(332)	(330)	(331)
Cumulative translation	(462)	(570)	378	(411)	658
Postretirement benefit liability	(18)	(13)	(18)	78	(51)
Other (3)	87	71	(7)	147	56

	$50,934	$50,971	$51,287	$51,172	$50,471

(1)	Related to the acquisition of The Chubb Corporation.
(2)	Includes net realized gains (losses) related to unconsolidated entities.
(3)	Other primarily includes proceeds from exercise of stock options and stock compensation, offset by the value of any share cancellations for restricted stock vesting taxes.

Reconciliation Book Value	Page 31

Chubb Limited

Non-GAAP Financial Measures

(Unaudited)

Regulation G—Non-GAAP Financial Measures

In presenting our results, we included and discussed certain non-GAAP measures. These non-GAAP measures, which may be defined differently by other companies, are important for an understanding of our overall results of operations and financial condition. However, they should not be viewed as a substitute for measures determined in accordance with generally accepted accounting principles (GAAP).

We provide financial measures such as gross premiums written, net premiums written, net premiums earned, and core operating income (loss) on a constant-dollar basis. We believe it is useful to evaluate the trends in these measures exclusive of the effect of fluctuations in exchange rates between the U.S. dollar and the currencies in which our international business is transacted, as these exchange rates could fluctuate significantly between periods and distort the analysis of trends. The impact is determined by assuming constant foreign exchange rates between periods by translating prior period results using the same local currency exchange rates as the comparable current period.

Adjusted losses and loss expenses includes realized gains and losses on crop derivatives. The crop derivatives are purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations and therefore realized gains and losses from these derivatives are reclassified from adjusted net realized gains (losses), also a non-GAAP financial measure.

Adjusted net realized gains (losses), net of tax includes net realized gains (losses) and net realized gains (losses) recorded in other income (expense) related to unconsolidated subsidiaries, and excludes realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing impacts underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations, and therefore realized gains (losses) from these derivatives are reclassified to adjusted losses and loss expenses. The P&C combined ratio includes adjusted losses and loss expenses in the ratio numerator.

In presenting our segment income (loss) results, we have shown our performance with reference to underwriting results. Underwriting results are calculated by subtracting adjusted losses and loss expenses, policy benefits, policy acquisition costs, and administrative expenses from net premiums earned. We use underwriting results and adjusted operating ratios to monitor the results of our operations without the impact of certain factors, including investment income, other income and expenses, interest and income tax expense, and adjusted net realized gains (losses). P&C underwriting income is a non-GAAP financial measure which excludes the Life Insurance segment. P&C loss and loss expense ratio and P&C combined ratio (both non-GAAP financial measures) include adjusted losses and loss expenses in the ratio numerator. P&C expense ratio (a non-GAAP financial measure) and P&C combined ratio include policy acquisition costs and administrative expenses in the ratio numerator. A reconciliation of combined ratio to P&C combined ratio is provided on pages 35-38.

P&C combined ratio is the sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including the realized gains and losses on the crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

CAY P&C combined ratio excluding the impact of catastrophe losses is a non-GAAP financial measure. The combined ratio numerator includes adjusted losses and loss expenses, policy acquisition costs, and administrative expenses. The denominator includes net premiums earned adjusted to exclude the amount of reinstatement premiums (expensed) collected. In periods where there are adjustments on loss sensitive policies, these adjustments are excluded from PPD and net premiums earned when calculating the ratios. We believe that excluding the impact of catastrophe losses and PPD provides a better evaluation of our underwriting performance and enhances the understanding of the trends in our property & casualty business that may be obscured by these items. P&C combined ratio with expected level of catastrophe losses excludes the impact of catastrophe losses above or below management’s view of typical catastrophe losses for that period. The adjustment for normalized catastrophe activity reduces the unusually large impact of catastrophe activity which is not indicative of our underlying performance.

Expense ratio excluding accident and health (A&H) is a non-GAAP financial measure and excludes the impact of our A&H business from our expense ratio. The expense ratio for the A&H business is typically higher than our traditional P&C business, and we believe that this measure provides better comparison to our peer companies that may not have a significant A&H block of business.

Global P&C performance metrics are non-GAAP financial measures and comprise consolidated adjusted operating results (including corporate) and exclude the adjusted operating results of the company’s Life Insurance and North America Agricultural Insurance segments. We believe that these measures are useful and meaningful to investors as they are used by management to assess the company’s global P&C operations which are the most economically similar. We exclude the North America Agricultural Insurance and Life Insurance segments because the results of these businesses do not always correlate with the results of our global P&C operations.

Adjusted net investment income is net investment income excluding the amortization of the fair value adjustment on acquired invested assets. We believe this measure is meaningful as it highlights the underlying performance of our invested assets and portfolio management in support of our lines of business.

Other income (expense) – operating is a non-GAAP financial measure and excludes the portion of net realized gains and losses related to unconsolidated entities from other income (expense). These gains and losses are reported as net realized gains (losses) and represent the non-operating activities of entities where we hold more than an insignificant percentage of the investee’s shares. We exclude these gains and losses from other income (expense) to enhance the understanding of our segments’ operations as they are heavily influenced by, and fluctuate in part according to market conditions. Other income (expense) – operating and net realized gains and losses related to unconsolidated entities are recorded to Other income (expense) in our income statement on a GAAP basis.

Core operating income (loss) is a non-GAAP financial measure that excludes the after-tax impact of adjusted net realized gains (losses), net realized gains (losses) included in other income (expense) related to partially owned entities, Chubb integration expenses, and the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. We exclude adjusted realized gains and losses because the amount of these gains (losses) are heavily influenced by, and fluctuate in part according to the availability of market opportunities. We exclude Chubb integration expenses due to the size and complexity of this acquisition. These integration expenses are distortive to our results and are not indicative of our underlying profitability. We believe that excluding these integration expenses facilitates the comparison of our financial results to our historical operating results. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. The costs are not related to the on-going activities of the individual segments and are therefore excluded from our definition of segment income (loss), as well.

Core operating income excluding catastrophe losses excludes the impact of catastrophe losses due to the significant size and number of these events which could obscure the underlying operating results. We believe this measure provides a better evaluation of our operating performance and enhances the understanding of the trends in our property and casualty business. Core operating income with expected level of catastrophe losses is a non-GAAP financial measure which excludes catastrophe losses above or below management’s view of typical catastrophe losses for that period. The adjustment for normalized catastrophe activity reduces the unusually large impact of catastrophe activity which is not indicative of our underlying performance. Current accident year core operating income excluding catastrophe losses is core operating income adjusted to exclude catastrophe losses and prior period development (PPD). We believe it is useful to exclude catastrophe losses, as they are not predictable as to timing and amount, and PPD, as these unexpected loss developments on historical reserves are not indicative of our current year underwriting performance. Core operating income, Core operating income excluding catastrophe losses, Core operating income with expected level of catastrophe losses, and Current accident year core operating income excluding catastrophe losses should not be viewed as a substitute for net income determined in accordance with GAAP. References to core operating income measures mean net of tax, whether or not noted.

Core operating effective tax rate is a non-GAAP financial measure. The numerator excludes tax on adjusted net realized gains (losses), tax on Chubb integration expenses, and tax on the amortization of the fair value adjustments related to purchased invested assets and long-term debt from the Chubb Corp acquisition. The denominator is core operating income (loss), before tax. Core operating effective tax rate should not be viewed as a substitute for effective tax rate determined in accordance with GAAP.

Book value per common share, net of tax is shareholders’ equity divided by the shares outstanding. Tangible book value per common share, net of tax is shareholders’ equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding. We believe that goodwill and other intangible assets are not indicative of our underlying insurance results or trends and make book value comparisons to less acquisitive peer companies less meaningful. In addition, we disclose per share measures for book value and tangible book value that exclude the impact of foreign currency fluctuations in order to adjust for the distortive effects of fluctuations in exchange rates. Adjusted book value per common share, net of tax, excludes unrealized investment gains (losses). Adjusted tangible book value per common share, net of tax, excludes goodwill and other intangible assets, net of tax, as well as unrealized investment gains (losses). We exclude unrealized investment gains (losses) because the amount of these gains (losses) is heavily influenced by changes in market conditions, including interest rate changes. We believe these measures are meaningful to understanding growth in book and tangible book value by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

International life insurance net premiums written and deposits collected, is a non-GAAP financial measure. Deposits collected on universal life and investment contracts (life deposits) are not reflected as revenues in our consolidated statements of operations in accordance with GAAP. However, we include life deposits in presenting growth in our life insurance business because new life deposits are an important component of production and key to our efforts to grow our business.

Net premiums written excluding merger-related actions is a non-GAAP performance measure. Since the acquisition of The Chubb Corporation, we have entered into new reinsurance agreements with third-party reinsurers for the Chubb Corp businesses and have taken other merger-related actions, including exiting certain types of business that do not meet our underwriting standards or adhere to our risk diversification strategy. We believe that these measures are meaningful to evaluate trends in our underlying business on a comparable basis.

Reconciliation Non-GAAP	Page 32

Chubb Limited

Non-GAAP Financial Measures—2

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating ROE

Core operating return on equity (ROE) or ROE calculated using core operating income (loss): The ROE numerator includes income adjusted to exclude after-tax adjusted net realized gains (losses), Chubb integration expenses, and the amortization of the fair value adjustment of acquired invested assets and long-term debt. The ROE denominator includes the average shareholders’ equity for the period adjusted to exclude unrealized gains (losses) on investments, net of tax. Core operating ROE is a useful measure as it enhances the understanding of the return on shareholders’ equity by highlighting the underlying profitability relative to shareholders’ equity excluding the effect of unrealized gains and losses on our investments.

			YTD	YTD	Full Year
	3Q-18	3Q-17	2018	2017	2017
Net income (loss)	$1,231	$(70)	$3,607	$2,328	$3,861
Core operating income (loss)	$1,122	$(60)	$3,472	$2,295	$3,784
Equity—beginning of period, as reported	$50,971	$50,349	$51,172	$48,275	$48,275
Less: unrealized gains (losses) on investments, net of deferred tax (1)	(390)	1,551	1,033	1,058	1,058

Equity—beginning of period, as adjusted	$51,361	$48,798	$50,139	$47,217	$47,217

Equity—end of period, as reported	$50,934	$50,471	$50,934	$50,471	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	(549)	1,643	(549)	1,643	1,450

Equity—end of period, as adjusted	$51,483	$48,828	$51,483	$48,828	$49,722

Weighted average equity, as reported	$50,953	$50,410	$51,053	$49,373	$49,724
Weighted average equity, as adjusted	$51,422	$48,813	$50,811	$48,023	$48,470
ROE	9.7%	-0.6%	9.4%	6.3%	7.8%
Core operating ROE	8.7%	-0.5%	9.1%	6.4%	7.8%

(1)

During Q1 2018, the company adopted new guidance that requires the reclassification of $417 million of unrealized appreciation to beginning retained earnings related to public equities and cost-method private equities.

Core operating effective tax rate

The following table presents the reconciliation of effective tax rate to the core operating effective tax rate:

						YTD	YTD	Full Year
	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	2018	2017	2017
Tax expense (benefit), as reported	$183	$218	$135	$(382)	$(85)	$536	$243	$(139)
Less: tax benefit on amortization of fair value of acquired invested assets and debt (1)	(12)	(11)	(9)	(23)	(18)	(32)	(62)	(85)
Less: tax benefit on Chubb integration expenses	(2)	(3)	(2)	(20)	(14)	(7)	(73)	(93)
Less: tax expense (benefit) on adjusted net realized gains (losses)	14	14	(3)	(20)	8	25	25	5

Tax expense (benefit), adjusted	$183	$218	$149	$(319)	$(61)	$550	$353	$34

Income (loss) before tax, as reported	$1,414	$1,512	$1,217	$1,151	$(155)	$4,143	$2,571	$3,722
Less: amortization of fair value of acquired invested assets and debt (1)	(54)	(52)	(59)	(64)	(68)	(165)	(219)	(283)
Less: Chubb integration expenses	(16)	(13)	(10)	(77)	(50)	(39)	(233)	(310)
Less: adjusted realized gains (losses)	27	10	(4)	—	(5)	33	91	91
Less: realized gains (losses) related to unconsolidated entities	152	96	44	122	89	292	284	406

Core operating income (loss) before tax	$1,305	$1,471	$1,246	$1,170	$(121)	$4,022	$2,648	$3,818

Effective tax rate	12.9%	14.4%	11.1%	-33.1%	54.7%	12.9%	9.4%	-3.7%
Adjustment for tax impact of amortization of fair value of acquired invested assets and debt (1)	0.4%	0.2%	0.2%	3.7%	8.6%	0.2%	1.4%	2.3%
Adjustment for tax impact of Chubb integration expenses	0.0%	0.1%	0.1%	3.8%	6.6%	0.0%	1.7%	2.6%
Adjustment for tax impact of adjusted net realized gains (losses)	0.8%	0.1%	0.6%	-1.6%	-19.0%	0.6%	0.8%	-0.3%

Core operating effective tax rate	14.1%	14.8%	12.0%	-27.2%	50.9%	13.7%	13.3%	0.9%

(1)	Related to the acquisition of The Chubb Corporation.

Core operating income (loss)

The following table presents the reconciliation of Net income (loss) to Core operating income (loss):

						YTD	YTD	Full Year
	3Q-18	2Q-18	1Q-18	4Q-17	3Q-17	2018	2017	2017
Net income (loss), as reported	$1,231	$1,294	$1,082	$1,533	$(70)	$3,607	$2,328	$3,861
Amortization of fair value adjustment of acquired invested assets and long-term debt, pre-tax (1)	(54)	(52)	(59)	(64)	(68)	(165)	(219)	(283)
Tax benefit on amortization of fair value of acquired invested assets and debt	12	11	9	23	18	32	62	85
Chubb integration expenses, pre-tax	(16)	(13)	(10)	(77)	(50)	(39)	(233)	(310)
Tax benefit on Chubb integration expenses	2	3	2	20	14	7	73	93
Adjusted net realized gains (losses)	27	10	(4)	—	(5)	33	91	91
Net realized gains (losses) related to unconsolidated entities (2)	152	96	44	122	89	292	284	406
Tax benefit (expense) on adjusted net realized gains (losses)	(14)	(14)	3	20	(8)	(25)	(25)	(5)

Core operating income (loss)	$1,122	$1,253	$1,097	$1,489	$(60)	$3,472	$2,295	$3,784

(1)	Related to the acquisition of The Chubb Corporation.
(2)

Realized gains (losses) on partially-owned entities, which are investments where we hold more than an insignificant percentage of the investee’s shares. The net income or loss is included in other income (expense).

Reconciliation Non-GAAP 2	Page 33

Chubb Limited

Non-GAAP Financial Measures—3

(in millions of U.S. dollars, except share, per share data, and ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

Core operating income measures

			% Change			% Change
			3Q-18 vs.	YTD	YTD	YTD-18 vs	Full Year
	3Q-18	3Q-17	3Q-17	2018	2017	YTD-17	2017
Core operating income (loss)	$1,122	$(60)		$3,472	$2,295		$3,784
Less: Catastrophe losses, after-tax	(372)	(1,525)		(848)	(1,841)		(2,171)

Core operating income ex Cats	$1,494	$1,465	1.9%	$4,320	$4,136	4.4%	$5,955
Less: Prior period development, after-tax	180	206		504	505		634

Core operating income ex Cats and PPD	$1,314	$1,259		$3,816	$3,631		$5,321

Core operating income (loss)	$1,122	$(60)		$3,472	$2,295		$3,784
Add: Actual Cats above expected levels, after-tax	90	1,263		215	1,258		1,455

Core operating income w/ expected level of Cats	$1,212	$1,203	0.7%	$3,687	$3,553	3.8%	$5,239

Diluted earnings per share

Core operating income ex Cats	$3.21	$3.12	2.9%	$9.23	$8.77	5.2%	$12.64

Core operating income ex Cats and PPD	$2.82	$2.68	5.2%	$8.15	$7.70	5.8%	$11.29

Core operating income w/ expected level of Cats	$2.60	$2.56	1.6%	$7.88	$7.53	4.6%	$11.12

Core operating ROE with expected level of Cats
			YTD	YTD	Full Year
	3Q-18	3Q-17	2018	2017	2017
Equity - beginning of period, as reported	$50,971	$50,349	$51,172	$48,275	$48,275
Less: unrealized gains (losses) on investments, net of deferred tax	(390)	1,551	1,033	1,058	1,058

Equity - beginning of period, as adjusted	$51,361	$48,798	$50,139	$47,217	$47,217

Equity - end of period, as reported	$50,934	$50,471	$50,934	$50,471	$51,172
Less: unrealized gains (losses) on investments, net of deferred tax	(549)	1,643	(549)	1,643	1,450

Equity - end of period, as adjusted	$51,483	$48,828	$51,483	$48,828	$49,722

Add: Actual Cats above expected levels, after-tax	90	1,263	215	1,258	1,455

Equity - end of period, as adjusted, w/ expected level of Cats	$51,573	$50,091	$51,698	$50,086	$51,177

Weighted average equity, as reported	$50,953	$50,410	$51,053	$49,373	$49,724
Weighted average equity, as adjusted	$51,422	$48,813	$50,811	$48,023	$48,470
Weighted average equity, as adjusted, w/ expected level of Cats	$51,467	$49,445	$50,919	$48,652	$49,197
ROE	9.7%	-0.6%	9.4%	6.3%	7.8%
Core operating ROE	8.7%	-0.5%	9.1%	6.4%	7.8%
Core operating ROE, w/ expected level of Cats	9.4%	9.7%	9.7%	9.7%	10.6%

Reconciliation of Book Value and Tangible Book Value per Share, excluding Unrealized Gains (Losses) on Investments

					% Change	% Change
	September 30	June 30	March 31	January 1	QTD	YTD
	2018	2018	2018	2018	2018	2018
Adjusted book value	$51,483	$51,361	$51,242	$50,139
Less: goodwill and other intangible assets, net of tax	20,121	20,380	20,706	20,621

Adjusted tangible book value	$31,362	$30,981	$30,536	$29,518

Denominator	461,100,790	463,502,164	465,831,486	463,833,179

Adjusted book value per share	$111.65	$110.81	$110.00	$108.10	0.8%	3.3%
Adjusted tangible book value per share	$68.02	$66.84	$65.55	$63.64	1.8%	6.9%

P&C combined ratio with expected level of Cats

			YTD	YTD	Full Year
	3Q-18	3Q-17	2018	2017	2017
P&C combined ratio	90.9%	110.8%	89.8%	96.0%	94.7%
Less: Catastrophe losses	6.1%	26.0%	5.0%	11.3%	10.2%
Less: Prior period development	-3.4%	-3.7%	-3.2%	-3.3%	-3.1%

P&C CAY combined ratio excluding Cats	88.2%	88.5%	88.0%	88.0%	87.6%
Add: Expected level of Cats	4.6%	4.5%	3.6%	3.7%	3.4%

P&C CAY combined ratio w/ expected level of Cats	92.8%	93.0%	91.6%	91.7%	91.0%
Add: Prior period development	-3.4%	-3.7%	-3.2%	-3.3%	-3.1%

P&C combined ratio w/ expected level of Cats	89.4%	89.3%	88.4%	88.4%	87.9%

Reconciliation Non-GAAP 3	Page 34

Chubb Limited

Non-GAAP Financial Measures—4

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio

The P&C combined ratio includes the impact of realized gains and losses on crop derivatives. These derivatives were purchased to provide economic benefit, in a manner similar to reinsurance protection, in the event that a significant decline in commodity pricing will impact underwriting results. We view gains and losses on these derivatives as part of the results of our underwriting operations.

The following tables present the calculation of combined ratio, as reported, for each segment to P&C combined ratio, adjusted for catastrophe losses (Cats) and PPD.

Q3 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$1,881	$860	$719	$1,114	$86	$13	$4,673
Realized (gains) losses on crop derivatives		—	—	8	—	—	—	8

Adjusted losses and loss expenses	A	$1,881	$860	$727	$1,114	$86	$13	$4,681

Catastrophe losses		(196)	(136)	(8)	(80)	(34)	—	(454)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		216	(58)	1	72	24	(12)	243
Net premiums earned adjustments on PPD—unfavorable (favorable)		40	—	—	—	4	—	44
Expense adjustments—unfavorable (favorable)		1	—	—	—	—	—	1
PPD reinstatement premiums—unfavorable (favorable)		1	1	—	2	—	—	4

PPD—gross of related adjustments—favorable (unfavorable)		258	(57)	1	74	28	(12)	292

CAY loss and loss expense ex Cats	B	$1,943	$667	$720	$1,108	$80	$1	$4,519

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$709	$305	$51	$834	$50	$58	$2,007
Expense adjustments—favorable (unfavorable)		(1)	—	—	—	—	—	(1)

Policy acquisition costs and administrative expenses, adjusted	D	$708	$305	$51	$834	$50	$58	$2,006

Denominator
Net premiums earned	E	$3,019	$1,167	$857	$2,157	$157		$7,357
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(4)		(4)
Net premiums earned adjustments on PPD—unfavorable (favorable)		40	—	—	—	4		44
PPD reinstatement premiums—unfavorable (favorable)		1	1	—	2	—		4

Net premiums earned excluding adjustments	F	$3,060	$1,168	$857	$2,159	$157		$7,401

P&C combined ratio
Losses and loss expense ratio	A/E	62.3%	73.7%	84.9%	51.7%	55.0%		63.6%
Policy acquisition costs and administrative expense ratio	C/E	23.5%	26.1%	5.8%	38.6%	31.7%		27.3%

P&C combined ratio		85.8%	99.8%	90.7%	90.3%	86.7%		90.9%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	63.5%	57.1%	84.1%	51.3%	51.2%		61.1%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	23.2%	26.1%	5.8%	38.7%	31.6%		27.1%

CAY P&C combined ratio ex Cats		86.7%	83.2%	89.9%	90.0%	82.8%		88.2%

Combined ratio
Combined ratio								90.8%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								90.9%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 4	Page 35

Chubb Limited

Non-GAAP Financial Measures—5

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2018		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$5,873	$2,474	$955	$3,263	$236	$72	$12,873
Realized (gains) losses on crop derivatives		—	—	(2)	—	—	—	(2)

Adjusted losses and loss expenses	A	$5,873	$2,474	$953	$3,263	$236	$72	$12,871

Catastrophe losses		(347)	(521)	(11)	(121)	(45)	—	(1,045)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		472	(59)	77	166	54	(67)	643
Net premiums earned adjustments on PPD—unfavorable (favorable)		29	—	40	—	7	—	76
Expense adjustments—unfavorable (favorable)		7	—	(4)	—	(1)	—	2
PPD reinstatement premiums—unfavorable (favorable)		5	1	—	2	—	—	8

PPD—gross of related adjustments—favorable (unfavorable)		513	(58)	113	168	60	(67)	729

CAY loss and loss expense ex Cats	B	$6,039	$1,895	$1,055	$3,310	$251	$5	$12,555

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,113	$903	$74	$2,511	$149	$200	$5,950
Expense adjustments—favorable (unfavorable)		(7)	—	4	—	1	—	(2)

Policy acquisition costs and administrative expenses, adjusted	D	$2,106	$903	$78	$2,511	$150	$200	$5,948

Denominator
Net premiums earned	E	$9,325	$3,463	$1,251	$6,425	$492		$20,956
Reinstatement premiums (collected) expensed on catastrophe losses		—	—	—	—	(4)		(4)
Net premiums earned adjustments on PPD—unfavorable (favorable)		29	—	40	—	7		76
PPD reinstatement premiums—unfavorable (favorable)		5	1	—	2	—		8

Net premiums earned excluding adjustments	F	$9,359	$3,464	$1,291	$6,427	$495		$21,036

P&C combined ratio
Losses and loss expense ratio	A/E	63.0%	71.5%	76.2%	50.8%	48.0%		61.4%
Policy acquisition costs and administrative expense ratio	C/E	22.6%	26.0%	5.9%	39.1%	30.3%		28.4%

P&C combined ratio		85.6%	97.5%	82.1%	89.9%	78.3%		89.8%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.5%	54.7%	81.8%	51.5%	50.6%		59.7%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	22.5%	26.1%	6.0%	39.1%	30.5%		28.3%

CAY P&C combined ratio ex Cats		87.0%	80.8%	87.8%	90.6%	81.1%		88.0%

Combined ratio
Combined ratio								89.8%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								89.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 5	Page 36

Chubb Limited

Non-GAAP Financial Measures—6

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

Q3 2017		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$2,580	$1,062	$759	$1,281	$295	$89	$6,066
Realized (gains) losses on crop derivatives		—	—	5	—	—	—	5

Adjusted losses and loss expenses	A	$2,580	$1,062	$764	$1,281	$295	$89	$6,071

Catastrophe losses		(868)	(448)	(5)	(326)	(268)	—	(1,915)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		236	(32)	4	108	41	(87)	270
Net premiums earned adjustments on PPD—unfavorable (favorable)		39	—	—	—	3	—	42
Expense adjustments—unfavorable (favorable)		6	—	—	—	—	—	6

PPD—gross of related adjustments—favorable (unfavorable)		281	(32)	4	108	44	(87)	318

CAY loss and loss expense ex Cats	B	$1,993	$582	$763	$1,063	$71	$2	$4,474

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$725	$287	$48	$815	$54	$64	$1,993
Expense adjustments—favorable (unfavorable)		(6)	—	—	—	—	—	(6)

Policy acquisition costs and administrative expenses, adjusted	D	$719	$287	$48	$815	$54	$64	$1,987

Denominator
Net premiums earned	E	$3,016	$1,117	$898	$2,064	$185		$7,280
Reinstatement premiums (collected) expensed on catastrophe losses		3	3	—	9	(37)		(22)
Net premiums earned adjustments on PPD—unfavorable (favorable)		39	—	—	—	3		42

Net premiums earned excluding adjustments	F	$3,058	$1,120	$898	$2,073	$151		$7,300

P&C combined ratio
Losses and loss expense ratio	A/E	85.5%	95.1%	85.1%	62.1%	158.2%		83.4%
Policy acquisition costs and administrative expense ratio	C/E	24.1%	25.7%	5.3%	39.5%	29.2%		27.4%

P&C combined ratio		109.6%	120.8%	90.4%	101.6%	187.4%		110.8%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	65.2%	51.9%	84.9%	51.3%	46.5%		61.3%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	23.5%	25.6%	5.4%	39.3%	35.7%		27.2%

CAY P&C combined ratio ex Cats		88.7%	77.5%	90.3%	90.6%	82.2%		88.5%

Combined ratio
Combined ratio								110.7%
Add: impact of gains and losses on crop derivatives								0.1%

P&C combined ratio								110.8%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 6	Page 37

Chubb Limited

Non-GAAP Financial Measures—7

(in millions of U.S. dollars, except ratios)

(Unaudited)

Regulation G—Non-GAAP Financial Measures (continued)

P&C combined ratio (continued)

YTD 2017		North America Commercial P&C Insurance	North America Personal P&C Insurance	North America Agricultural Insurance	Overseas General Insurance	Global Reinsurance	Corporate	Total P&C
Numerator
Losses and loss expenses
Losses and loss expenses		$6,376	$2,378	$976	$3,316	$435	$145	$13,626
Realized (gains) losses on crop derivatives		—	—	7	—	—	—	7

Adjusted losses and loss expenses	A	$6,376	$2,378	$983	$3,316	$435	$145	$13,633

Catastrophe losses		(1,053)	(593)	(18)	(386)	(271)	—	(2,321)
PPD and related adjustments
PPD, net of related adjustments—favorable (unfavorable)		546	(66)	83	184	64	(140)	671
Net premiums earned adjustments on PPD—unfavorable (favorable)		42	—	61	—	(4)	—	99
Expense adjustments—unfavorable (favorable)		6	—	(4)	—	—	—	2
PPD reinstatement premiums—unfavorable (favorable)		9	—	—	—	—	—	9

PPD—gross of related adjustments—favorable (unfavorable)		603	(66)	140	184	60	(140)	781

CAY loss and loss expense ex Cats	B	$5,926	$1,719	$1,105	$3,114	$224	$5	$12,093

Policy acquisition costs and administrative expenses
Policy acquisition costs and administrative expenses	C	$2,148	$865	$71	$2,387	$170	$187	$5,828
Expense adjustments—favorable (unfavorable)		(6)	—	4	—	—	—	(2)

Policy acquisition costs and administrative expenses, adjusted	D	$2,142	$865	$75	$2,387	$170	$187	$5,826

Denominator
Net premiums earned	E	$9,156	$3,296	$1,256	$6,018	$542		$20,268
Reinstatement premiums (collected) expensed on catastrophe losses		3	3	—	9	(37)		(22)
Net premiums earned adjustments on PPD—unfavorable (favorable)		42	—	61	—	(4)		99
PPD reinstatement premiums—unfavorable (favorable)		9	—	—	—	—		9

Net premiums earned excluding adjustments	F	$9,210	$3,299	$1,317	$6,027	$501		$20,354

P&C combined ratio
Losses and loss expense ratio	A/E	69.6%	72.2%	78.3%	55.1%	80.1%		67.3%
Policy acquisition costs and administrative expense ratio	C/E	23.5%	26.2%	5.6%	39.7%	31.4%		28.7%

P&C combined ratio		93.1%	98.4%	83.9%	94.8%	111.5%		96.0%

CAY P&C combined ratio ex Cats
Loss and loss expense ratio, adjusted	B/F	64.3%	52.1%	83.9%	51.7%	44.6%		59.4%
Policy acquisition costs and administrative expense ratio, adjusted	D/F	23.3%	26.2%	5.7%	39.6%	34.0%		28.6%

CAY P&C combined ratio ex Cats		87.6%	78.3%	89.6%	91.3%	78.6%		88.0%

Combined ratio
Combined ratio								96.0%
Add: impact of gains and losses on crop derivatives								0.0%

P&C combined ratio								96.0%

Note: The ratios above are calculated using whole U.S. dollars. Accordingly, calculations using rounded amounts may differ. Letters A, B, C, D, E, and F included in the table are references for calculating the ratios above.

Reconciliation Non-GAAP 7	Page 38

Chubb Limited

Glossary

Chubb Limited Consolidated comprises all segments including Corporate.

Book value per common share: Shareholders' equity divided by the shares outstanding.

P&C combined ratio: The sum of the loss and loss expense ratio, acquisition cost ratio and the administrative expense ratio excluding the life business and including realized gains and losses on crop derivatives.

Core operating effective tax rate: Income tax expense excluding tax expense (benefit) on adjusted net realized gains (losses), tax benefit on amortization of fair value of acquired invested assets and debt, and tax benefit on Chubb integration expenses, divided by income excluding adjusted net realized gains (losses) before tax, amortization of fair value of acquired invested assets and debt before tax, and Chubb integration expenses before tax.

Tangible book value per common share: Shareholders' equity less goodwill and other intangible assets, net of tax, divided by the shares outstanding.

Average market yield of fixed maturities: Weighted average yield to maturity of our fixed income portfolio based on the market prices of the holdings as of that date.

Average yield on invested assets: Net investment income divided by average cost of fixed maturities and other investments, and average market value of equity securities.

Tangible capital: Total capitalization less goodwill and other intangible assets.

Total capitalization: Short-term debt, long-term debt, trust preferreds, and shareholders' equity.

Chubb integration expenses: Chubb integration expenses comprise legal and professional fees and all other costs directly related to the integration activities of the Chubb Corp acquisition. Chubb integration expenses are incurred by the overall company and are therefore included in Corporate. These costs are not related to the on-going business activities of the segments and are therefore excluded from our definition of segment income.

Catastrophe losses (Cats): We generally define catastrophe loss events consistent with the definition of the Property Claims Service (PCS) for events in the U.S. and Canada. PCS defines a catastrophe as an event that causes damage of $25 million or more in insured property losses and affects a significant number of insureds. For events outside of the U.S. and Canada, we generally use a similar definition. Catastrophe loss events are events that occurred in the current calendar year only. Changes in catastrophe loss estimates in the current calendar year that relate to loss events that occurred in previous calendar years are considered prior period development.

Prior period development (PPD) arises from changes to loss estimates recognized in the current year that relate to loss events that occurred in previous calendar years and excludes the effect of losses from the development of earned premium from previous accident years.

Reinstatement premiums are additional premiums paid on certain reinsurance agreements in order to reinstate coverage that had been exhausted by loss occurrences. The reinstatement premium amount is typically a pro rata portion of the original ceded premium paid based on how much of the reinsurance limit had been exhausted.

Net premiums earned adjustments within prior period development are adjustments to the initial premium earned on retrospectively rated policies based on actual claim experience that develops after the policy period ends. The premium adjustments correlate to the prior period loss development on these same policies and are fully earned in the period the adjustments are recorded.

Prior period expense adjustments typically relate to either profit commission reserves or policyholder dividend reserves based on actual claim experience that develops after the policy period ends. The expense adjustments correlate to the prior period loss development on these same policies.

NM: Not meaningful.

Glossary	Page 39